                               AGREEMENT OF LEASE

                        1350 BROADWAY ASSOCIATES Landlord

                                       and

                            EVERLAST WORLDWIDE, INC.

PREMISES:      1350 BROADWAY
               ENTIRE 23RD FLOOR, ROOMS 2412 & 2416
               NEW YORK, NEW YORK

DATE:          AS OF DECEMBER 1, 2003

                                TABLE OF CONTENTS

Article                                                                     Page
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                                       i

EXHIBIT A - Diagram of Demised Premises
EXHIBIT B - Work Letter
GUARANTEE
Rules and Regulations

                                       ii

     LEASE made as of this 30TH of OCTOBER between 1350 BROADWAY ASSOCIATES, C/O
HELMSLEY-SPEAR,  INC.  AGENTS  60 E  42nd  STREET,  hereinafter  referred  to as
"Landlord",  and EVERLAST WORLDWIDE,  INC with an address at 1350 BROADWAY,  NEW
YORK N.Y. 10120 hereinafter referred to as "Tenant".

                                   WITNESSETH:

Landlord  hereby leases to Tenant and Tenant  hereby hires from  Landlord  those certain  premises  known as ENTIRE 23"  FLOOR,  ROOM 2412 & 2416,  described  or outlined in red on Exhibit A annexed  hereto and made part hereof (said premises are hereinafter  referred to as the "demised premises" or the "premises") in the building known as 1350 BROADWAY ("the building") in the County of New York, City of New York,  for a term to commence on the 1ST day of  DECEMBER,  2003,  and to expire on 30TH day of  NOVEMBER  2008 or until  such term  shall  sooner  end as herein provided, both dates inclusive, upon the terms and conditions hereinafter provided.

Landlord and Tenant covenant and agree:

1.   PURPOSE

     Tenant  shall use and  occupy  the  demised  premises  only for  SHOWROOM &
OFFICES FOR THE SALE, AT WHOLESALE ONLY OF WEARING APPAREL  relating to Tenant's business,  and for no other  purpose.  Without  limiting the  generality  of the foregoing,  it is expressly  understood that no portion of the demised  premises shall be used as, by or for (a) retail  operations of any retail or branch bank, trust company,  a savings bank,  industrial bank,  savings and loan association, credit union or personal loan operation, or (b) a public stenographer or typist,
(c) a barber  shop,  beauty  shop,  beauty  parlor or shop,  (d) a telephone  or telegraph  agency,  (e) a  telephone  or  secretarial  service,  (f) a messenger service,  (g) a travel  or  tourist  agency,  (h) an  employment  agency,  (i) a restaurant or bar, (j) a commercial  document  reproduction  or offset  printing service, (k) a public vending machines, (1) a retail, wholesale or discount shop for sale of books,  magazines,  audio or video  tapes,  CD ROM, DVD ROM or other devices for the recording or transmitting  of audio or visual  signals,  images, music or speech,  electronic equipment and accessories or any other merchandise,
(m) a retail service shop, (n) a labor union,  (o) a school or classroom,  (p) a governmental or quasi governmental  bureau,  department or agency,  including an autonomous governmental  corporation,  embassy or consular office of any country or other quasi-autonomous or sovereign organization,  (q) an advertising agency,
(r) a firm whose  principal  business  is real estate  brokerage,  (s) a company engaged  in the  business  of  renting  office or desk  space,  (t) any  person, organization,  association,  corporation,  company,  partnership entity or other agency immune from service or suit in the courts of the State of New York or the assets of which may be exempt  from  execution  by  Landlord  in any  action for damages,  (u) manufacturing or (v) retail sales. Tenant shall not affix any sign to any window or exterior  surface of the demised  premises nor install or place any sign within the demised premises that may be seen from the outside.

2.   RENT

     Tenant  agrees to pay as rent herein  provided at the office of Landlord or such other place as  Landlord  may  designate,  payable in United  States  legal tender  by good and  sufficient  check  drawn on a bank  having a branch  in the
Borough of  Manhattan,  City of New York,  and  without  any  notice  (except as specifically  set forth herein),  set off or deduction  whatsoever,  each of the types of rent set forth in this  Article 2. Any sum other than fixed annual rent payable  hereunder  shall be deemed  additional  rent and due on  demand  unless otherwise  specifically  provided.  Landlord  shall  have  the same  rights  and remedies hereunder with respect to Tenant's non-payment of additional rent as it has with respect to Tenant's non-payment of fixed annual rent

     A. FIXED ANNUAL RENT:  There is herein  reserved to Landlord for the entire term of this lease fixed annual rent equal to the  aggregate  amount of the sums hereinafter  set forth.  Fixed  annual rent shall be paid in advance as follows:
Commencing  on  DECEMBER  1, 2003 and on the first day of each month  thereafter throughout the term of this lease, Tenant shall pay to Landlord, without notice, deduction,  set off or  reduction  (except as  specifically  set forth  herein), monthly  payments of fixed annual rent equal to one-twelfth  (1/12th) of each of the following annual amounts (except that the first monthly installment of fixed annual rent is being paid upon the execution hereof):

     (i) DECEMBER 1, 2003 through NOVEMBER 30, 2008

FOUR HUNDRED  SEVEN  THOUSAND  SEVEN  HUNDRED  TWENTY  EIGHT AND 66/100  DOLLARS
($407,728.66)  per annum of which THIRTY EIGHT  THOUSAND FOUR HUNDRED THIRTY SIX
AND 66/100 ($38,436.66 per year) ($3,203.05 per month);  represents the electric inclusion  factor of the annual  rent which  shall be subject to  adjustment  as provided in article # 3 A hereof.

If and so long as Tenant is not in default of any  obligation  on its part to be performed hereunder, Tenant shall receive a rent credit of NONE to be applied to
NONE.

     B. COST OF LIVING ADJUSTMENT:  The fixed annual rent reserved in this lease and payable hereunder shall, be adjusted,  as of the times and in the manner set forth in this paragraph B:

     (i)  Definitions:  For the  purposes  of this  paragraph  B, the  following definitions shall apply:

          (a) The term "Base Year" shall mean the full calendar year 2003.

          (b) The term  "Price  Index"  shall mean the  "Consumer  Price  Index"
          published by the Bureau of Labor Statistics of the U.S.  Department of
          Labor,  All  Items.  New  York,  N.Y.-Northeastern,  N.J.,  all  urban
          consumers  (presently   denominated   "CPI-U"),   or  a  successor  or
          substitute index appropriately adjusted

          (c) The term "Price Index for the Base Year" shall mean the average of the monthly  All Items Price  Indexes for each of the 12 months of the
          Base Year.

     (ii)  Effective  as of each January and July  subsequent  to the Base year, there shall be made a cost of living  adjustment of the fixed annual rental rate payable  hereunder in accordance  with the  provisions of paragraphs (a) and (b)
below to reflect any increase in the Price Index as prescribed therein. The July adjustment shall be based on the percentage  difference  between the Price Index for the  preceding  month of June and the  Price  Index for the Base  Year.  The
January  adjustment  shall be based on such  percentage  difference  between the
Price index for the preceding month of December and the Price Index for the Base
Year.

          (a) In the event the Price Index for June in any calendar  year during the term of this lease  reflects an increase  over the Price Index for the Base Year,  then the fixed annual rent herein  provided to be paid as of the July 1s'  following  such month of June (as increased by any adjustments under this Article,  Article 3 and any Rider hereto) shall be multiplied by the percentage difference between the Price Index for the Base  Year,  and the  resulting  sum shall be added to such  fixed annual rent, effective as of July 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder,  in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

          (b) In the event the Price  Index for  December in any  calendar  year during  the term of this lease  reflects  an  increase  over the Price
          Index for the Base Year, then the fixed annual rent herein provided to be paid as of the January  1"`  following  such month of December  (as increased by any  adjustments  under this  Article,  Article 3 and any
          Rider hereto) shall be multiplied by the percentage difference between the Price  Index for  December  and the Price Index for the Base Year,
          and the  resulting  sum  shall  be  added to such  fixed  annual  rent effective  as of such  January 1st.  Said  adjusted  fixed annual rent shall thereafter by payable hereunder,  in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

     The following  illustrates  the  intentions of the parties hereto as to the computation of the aforementioned  cost of living adjustments in the annual rent payable hereunder:

     Assuming  that said fixed annual rent is $10,000,  that the Price Index for the Base  Year was  102.0  and that the  Price  Index for the month of June in a calendar year following the Base Year was 105.0,  then the  percentage  increase thus reflected,  i.e., 2.941%  (3.0/102.0)  would be multiplied by $10,000,  and said fixed annual rent would be increased by $294.10 effective as of July 1'` of said calendar year.

          (c) In the event that the Price Index ceases to use 1982-84=100 as the basis of calculation,  or if a substantial change is made in the terms or number of items contained in the Price index,  then the Price Index shall be adjusted  to the figure  that would have been  arrived at had the manner of  computing  the Lice Index in effect at the date of this lease not been altered.  In the event such Price index (or a successor or substitute  index) is not  available,  a reliable  governmental  or other non-partisan  publication evaluating the information theretofore used in determining the Price Index shall be used.

     (iii)  Landlord  will cause  statements  of the cost of living  adjustments provided  for in  subdivision  (ii) to be  prepared  in  reasonable  detail  and delivered to Tenant.

     (iv) In no event shall the fixed annual rent originally provided to be paid under this lease (exclusive of the adjustments under this Article) be reduced by virtue of this Article.

     (v) Any delay or failure of  Landlord,  beyond July or January of any year, computing or billing for the rent  adjustment  hereinabove  provided,  shall not constitute a waiver of or in any way impair the continuing  obligation of Tenant to pay such rent adjustments hereunder.

     (vi)  Notwithstanding  any expiration or termination of this lease prior to the  Lease  expiration  date  (except  in the case of a  cancellation  by mutual agreement)  Tenant's obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to the Lease  expiration date, and shall survive, any expiration or termination of this lease.

     C. Tax Escalation:  Tenant shall pay to Landlord,  as additional  rent, tax escalation in accordance with this paragraph C:

     (i) Definitions: For the purpose of this Article, the following definitions shall apply:

          (a) The  term  "base  tax  year"  as  hereinafter  set  forth  for the determination  of real estate tax escalation,  shall mean the New York
          City real estate tax year  commencing  July 1, 2003 and ending June 30
          2004.

          (b)  The  term  "The  Percentage",   for  purposes  of  computing  tax
          escalation, shall mean THREE AND 27/100 of one percent (3.27%).

          (c) The term "the building project" shall mean the aggregate  combined parcel of land on a portion on which the building is  constructed  and the building.

          (d) The term  "comparative  year"  shall mean the twelve  (12)  months following the base tax year, and each subsequent period of twelve (12)
          months (or such other  period of twelve (12) months  occurring  during the term of this  lease as  hereafter  may be duly  adopted as the tax year for real estate tax purposes by the City of New York).

          (e) The term "real estate taxes" shall mean the total of all taxes and special or other assessments  levied,  assessed or imposed at any time by any  governmental  authority upon or against the building  project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said  building  project to the extent that same shall be in  lieu  of  all or a  portion  of any  of  the  aforesaid  taxes  or assessments,  or additions or increases thereof,  upon or against said building project. It; due to a future change in the method of taxation or in the taxing  authority,  or for any other  reason,  a  franchise, income,  transit,  profit  or other  tax or  governmental  imposition,

          however  designated,  shall be levied against Landlord in substitution in whole or in part for the real estate taxes, or in lieu of additions to or  increases  of said real  estate  taxes,  then  such  franchise, income,  transit, profit or other tax or governmental imposition shall be deemed to be included  within the definition of "real estate taxes"
          for the purposes hereof.  As to special  assessments which are payable over a period of time extending beyond the term of this lease,  only a pro rata  portion  thereof  covering  the  portion of the term of this lease  unexpired  at the time of the  imposition  of such  assessment, shall be included in "real estate  taxes." If by law,  any  assessment may be paid in  installments,  then, for the purposes  hereof (a) such assessment  shall be deemed to have been payable in the maximum number of  installments  permitted  by law and (b) there shall be included in
          real  estate  taxes,   for  each   comparative   year  in  which  such
          installments  may be paid,  the  installments  of such  assessment  so becoming payable during such comparative year,  together with interest payable during such comparative year.

          (f) Where more than one  assessment is imposed by the City of New York for any tax  year,  whether  denominated  an  "actual  assessment"  or
          "transitional  assessment"  or  otherwise,  then  the  phrases  herein
          "assessed value" and "assessments" shall mean whichever of the actual, transitional or other assessment is designated by the City of New York as the taxable assessment for that tax year.

          (g) The phrase "real estate taxes  payable  during the base tax years"
          shall mean the real estate taxes payable for the building  project for the base tax year.

     (ii) (a)  In  the  event  that  the  real  estate  taxes  payable  for  any comparative  year shall  exceed the  amount of the real  estate  taxes payable  during the base tax year,  Tenant shall pay to  Landlord,  as additional  rent for such  comparative  year,  an amount  equal to The
          Percentage  of  the  excess.   Before  or  after  the  start  of  each
          comparative year,  Landlord shall furnish to Tenant a statement of the real estate taxes payable for such  comparative  year, and a statement of the real estate taxes payable during the base tax year. If the real estate taxes payable for such  comparative year exceed the real estate taxes  payable  during  the base tax  year,  additional  rent for such comparative  year, in an amount equal to The Percentage of the excess, shall be due from Tenant to Landlord,  and such  additional rent shall be payable by Tenant to Landlord within ten (10) days after receipt of the  aforesaid  statement  The benefit of any discount for any earlier payment of  prepayment of real estate taxes shall accrue solely to the benefit of Landlord,  and such discount  shall not be subtracted  from the real estate taxes payable for any comparative year.

          Additionally,  Tenant shall pay to Landlord, on demand, a sum equal to
     The Percentage of any business  improvement  district assessment payable by the building project.

          (b) Should the real estate taxes  payable  during the base tax year be reduced by final  determination  of legal  proceedings,  settlement or otherwise,  then,  the real estate taxes  payable  during the base tax year shall be correspondingly revised, the additional rent theretofore
          paid  or  payable   hereunder  for  all  comparative  years  shall  be
          recomputed  on the basis of such  reduction,  and Tenant  shall pay to

          Landlord as additional  rent,  within ten (10) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore  computed and the amount thereof due as the result of such recomputations.  Should the real estate taxes payable  during the base
          tax  year  be   increased  by  such  final   determination   of  legal
          proceedings,  settlement or otherwise,  then appropriate recomputation and adjustment also shall be made.

          (c) As  long  as  Tenant  is a  tenant  and is not in  default  of any material obligation hereunder,  if Tenant shall have made a payment of additional rent under this paragraph,  Landlord shall receive a refund of any portion of the real estate  taxes  payable for any  comparative year after the base tax year on which such payment of additional  rent shall have been based,  as a result of a reduction of such real estate taxes  by final  determination  of legal  proceedings,  settlement  or otherwise,  Landlord shall promptly after  receiving the refund pay to
          Tenant The  Percentage  of the refund less The  Percentage of expenses
          (including  attorneys' and  appraisers'  fees) incurred by Landlord in connection  with any such  application or proceeding.  If prior to the payment  of  taxes  for any  comparative  year,  Landlord  shall  have obtained a reduction of that comparative  year's assessed valuation of the building project, and therefore of said taxes, then the term "real estate taxes" for that comparative year shall be deemed to include the amount of Landlord's  expenses in obtaining such reduction in assessed valuation, including attorneys' and appraisers' fees.

          (d) The statement of the real estate taxes to be furnished by Landlord as provided above shall be certified by Landlord and shall  constitute a final  determination  as  between  landlord  and  Tenant of the real estate taxes for the periods represented thereby, unless Tenant within thirty (30) days after they are furnished  shall give a written notice to Landlord that it disputes their accuracy or their  appropriateness, which  notice  shall  specify  the  particular  respects  in which the statement is inaccurate or  inappropriate.  If Tenant shall so dispute said statement  then,  pending the resolution of such dispute,  Tenant shall pay the  additional  rent to  Landlord  in  accordance  with the statement furnished by Landlord

          (e)  In no  event  shall  the  fixed  annual  rent  under  this  lease
          (exclusive of the  additional  rents under this Article) be reduced by virtue of this Article.

          (f) If the  commencement  date of the  term of this  lease  is not the first day of the first  comparative year, then the additional rent due hereunder  for such first  comparative  year shall be a  proportionate share of said  additional rent for the entire  comparative  year, said proportionate share to be based upon the length of time that the lease term will be in existence during such first comparative year. Upon the
          date  of  any   expiration  or   termination  of  this  lease  (except
          termination  because of Tenant's default) whether the same be the date hereinabove  set forth for the  expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative  year during which such  expiration or termination  occurs shall immediately become due and payable by Tenant to Landlord,  if it was not  theretofore  already billed and paid. The said  proportionate share  shall be based upon the  length of time that this  lease  shall have been in existence  during such comparative  year.  Landlord shall promptly cause statements of said additional rent for that comparative year to be prepared and furnished to Tenant. Landlord and Tenant shall thereupon make appropriate adjustments of amounts then owing.

          (g)  Landlord's  and  Tenant's  obligations  to make  the  adjustments referred to in  subdivision  (f) above shall survive any expiration or termination of this lease.

          (h) Any delay or failure of  Landlord  in billing  any tax  escalation hereinabove  provided  shall not  constitute a waiver of or in any way impair the continuing  obligation of Tenant to pay such tax escalation hereunder.

     D. FAILURE TO BILL: Landlord's failure to bill on a timely basis all or any portion of any amount  payable  pursuant to this lease for any period during the term hereof shall neither  constitute a waiver of Landlord's right ultimately to collect such amount or to bill Tenant at any subsequent time  retroactively  for the entire  amount so  un-billed  (which  previously  un-billed  amount shall be payable  within  ten (10) days after  demand  therefor).  Landlord's  failure to render an Escalation  Statement with respect to any  comparative  year shall not prejudice  Landlord's  right to thereafter  render an Escalation  Statement with respect  thereto or with respect to any subsequent  comparative  year.  Tenant's obligation  to pay any fixed annual rent and  additional  rent shall survive the expiration or earlier termination of this lease.

     E. NO RIGHT TO APPLY SECURITY: Tenant shall not have the right to apply any
security   deposited  to  assure  Tenant's  faithful   performance  of  Tenant's
obligation  hereunder to the payment of any  installment of fixed annual rent or additional rent.

     F. NO REDUCTION  IN FIXED  ANNUAL RENT:  In no event shall the fixed annual rent under this lease be reduced by virtue of any  decrease in the amount of any additional rent payment under this Article or any other provision of this lease.
If landlord  receives  from  Tenant any  payment  less than the sum of the fixed annual  rent and  additional  rent then due and owing  pursuant  to this  lease,
Tenant  hereby  waives its right,  if any, to designate  the items to which such payment  shall be applied and agrees that  Landlord in its sole  discretion  may apply such payment in whole or in part to any fixed annual rent, additional rent or to any combination  thereof then due and payable  hereunder.  Unless Landlord shall  otherwise  expressly  agree in writing,  acceptance of any portion of the fixed  annual rent or  additional  rent from anyone  other than Tenant shall not relieve Tenant of any of its other obligations  under this lease,  including the obligation  to pay other fixed  annual rent and  additional  rent,  and Landlord shall  have the right at any time,  upon  notice to Tenant,  to  require  Tenant
(rather  than  someone  other  than  Tenant)  to pay the fixed  annual  rent and additional  rent  payable  hereunder  directly to  Landlord.  Furthermore,  such acceptance  of fixed  annual  rent and  additional  rent  shall not be deemed to constitute  Landlord's consent to an assignment of this lease or a subletting or other  occupancy  of the demised  premises by anyone  other than  Tenant,  nor a waiver of any of Landlord's right or Tenant's obligations under this lease.

     G. Partial  Comparative  Year: If the commencement date of the term of this lease is not the first day of the first comparative year commencing prior to the term hereof,  then the  additional  rent due under any paragraph of this Article for the first comparative year (as defined in the relevant paragraph) shall be a proportionate  share of said  additional rent for the entire  comparative  year, said proportionate share to be based upon the length of time that the Lease term will be in existence  during such first  comparative  year. Upon the date of any expiration or termination of this lease (except  termination because of Tenant's default) whether the same be the date herein above set' forth for the expiration of the term or any  prior or  subsequent  date,  a  proportionate  share of said additional  rent for such  comparative  year  during  which such  expiration  or termination  occurs  shall  immediately  become  due and  payable  by  Tenant to
Landlord,   if  it  was  not  theretofore  already  billed  and  paid  The  said proportionate share shall be based upon the length of time that this lease shall have been in existence during such comparative year.  Landlord shall, as soon as reasonably  practicable,  compute  the  additional  rent  due  from  Tenant,  as aforesaid, which computations,  shall either be based on that comparative year's actual  figures  or be  an  estimate  based  upon  the  most  recent  statements theretofore  prepared by  Landlord  and  furnished  to Tenant as may be required under any paragraph in this Article. If an estimate is used, then Landlord shall cause  statements to be prepared on the basis of the  comparative  year's actual figures  promptly after they are available,  and thereupon,  Landlord and Tenant shall make appropriate adjustments of any estimated payments theretofore made.

     H. Survival of Obligations:  Landlord's and Tenant's obligation to make the adjustments  and  payments  referred  to  in  this  Article  shall  survive  any expiration or termination of this lease.

3.   ELECTRICITY

     Tenant agrees that Landlord may furnish electricity to the demised premises on, at Landlord's option, a "rent inclusion" basis or on a "submetering"  basis.
Electricity  and  electric  service,  as used  herein,  shall  mean any  element affecting the generation,  transmission,  and/or  redistribution of electricity, including but not limited to,  services  which  facilitate the  distribution  of service.

     A. RENT INCLUSION:  (i) If and so long as Landlord provides  electricity to the demised  premises on a rent  inclusion  basis,  Tenant agrees that the fixed annual rent shall be increased by the amount of the  Electricity  Rent Inclusion
Factor ("ERIF'), as hereinafter defined. Tenant acknowledges and agrees (a) that the fixed  annual rent herein above set forth in this lease does not yet, but is to include an ERIF of ($ 3.18 ) dollars  per  rentable  square foot per annum to compensate Landlord for electrical wiring and other installations necessary for, and for its  obtaining  and making  available to Tenant the  redistribution  of, electric current as an additional  service;  and (b) that said ERIF, which shall be subject to periodic adjustments as hereinafter  provided,  has been partially based upon an estimate of Tenant's  connected  electrical  load,  which shall be deemed to be the demand (KW), and hours of use thereof, which shall be deemed to be the energy (KWH),  for ordinary  lighting and light office  equipment and the operation  of typical  small  business  machines,  including  copying  machines,
personal  computers  and  peripheral  equipment  such  as  printers,   telephone
switching equipment,  facsimile  transmission machines (such lighting,  machines and equipment are  hereinafter  called  "Ordinary  Equipment")  during  ordinary business hours  ("ordinary  business  hours" shall be deemed to mean  forty-five
(45) hours per week, 8:00 a.m. to 5:00 p.m., Mondays through Fridays,  including holidays),  with Landlord  providing an average connected load of 4-1/2 watts of electricity for all purposes per rentable square foot. Any  installation and use of equipment other than Ordinary  Equipment and/or any connected load and/or any energy usage by Tenant in excess of the foregoing  shall result in adjustment of the ERIF as hereinafter provided. For purposes of this lease the rentable square foot area of the demised  premises shall be deemed to be 12,087  rentable square feet.

     (ii) If the cost to Landlord of  electricity  shall have been, or shall be, increased  subsequent  to May 1, 1996  (whether  such change  occurs prior to or during the term of this lease),  (a) by change in Landlord's  electric  rates or service  classifications,  or electricity  charges,  including changes in market prices,  or (b) by any  increase  in fuel  adjustments  or (c) by charges of any kind, or (d) by taxes, imposed or which may be imposed on Landlord's electricity purchases, or on Landlord's electricity redistribution,  or (e) by virtue of any other  cause,  then (x) the ERIF,  which is a portion of the fixed  annual rent, shall be  changed  in the same  percentage  as any  such  change  in cost due to changes in electric rates, service classifications,  or market prices and, also,
(y) Tenant's payment obligation,  for electricity  redistribution,  shall change from time to time so as to reflect any such  increase in any of the items listed in (b) through (e) of this paragraph.  Sales taxes collectible by Landlord under applicable law in connection with the sale or  re-distribution of electricity to
Tenant shall be paid by Tenant to Landlord as additional  rent when billed.  Any such  percentage  change in  Landlord's  cost due to changes in electric  rates, service classifications or market prices shall be computed by the application of the  average  consumption  (energy  and  demand) of  electricity  for the entire building  for the twelve (12) full months  immediately  prior to the rate and/or service  classification and/or market price change, or any changed methods of or rules on billing for same, on a consistent  basis to the new rate and/or service classification  and/or market price and to the  immediately  prior existing rate and/or service classification and/or market price. If the average consumption of electricity  for the entire  building for said prior  twelve (12) months  cannot reasonably  be applied and used with  respect to changed  methods of or rules on billing,  then  the  percentage  increase  shall be  computed  by the use of the average  consumption  (energy and demand) for the entire  building for the first three (3) months after such change,  projected to a full twelve (12) months,  so as to reflect the different  seasons;  and that same consumption,  so projected, shall be applied to the rate and/or service  classification  and/or market price which  existed  immediately  prior  to the  change.  The  parties  agree  that a reputable,  independent electrical consultant, selected by Landlord ("Landlord's electrical  consultant"),  shall determine the percentage change for the changes in the ERIF due to Landlord's  changed  costs,  and that  Landlord's  electrical consultant  may from time to time make  surveys in the  demised  premises of the electrical  equipment  and fixtures  and the use of current.  If any such survey shall reflect a connected load in the demised  premises in excess of 4-1/2 watts of electricity  for all purposes per rentable square foot and/or energy usage in excess of  ordinary  business  hours  (each such  excess is  hereinafter  called
"excess electricity") then the connected load and/or the hours of use portion(s)
of the then existing ERIF shall each be increased by an amount which is equal to the product derived from  multiplying the then existing ERIF by a fraction,  the numerator of which is the excess electricity (i.e., excess connected load and/or excess  usage) and the  denominator  of which is the  connected  load and/or the energy usage which was the basis for the  computation of the then existing ERIF.
Such  fractions  shall be determined by Landlord's  electrical  consultant.  The fixed annual rent shall then be appropriately adjusted, effective as of the date of any such change in connected load and/or usage,  as disclosed by said survey.

If such  survey  shall  disclose  installation  and use of other  than  Ordinary
Equipment, then effective as of the date of said survey, there shall be added to the ERIF portion of the fixed annual rent  (computed  and fixed as  hereinbefore described) an additional  amount equal to what would be paid under the SC-4 Rate
I  Service  Classification  in  effect  on the date of this  lease  (and not the time-of-day  rate  schedule)  for such load and usage of  electricity,  with the connected  electrical load deemed to be demand (KW) and the hours of use thereof deemed to be the energy (KWH), as hereinbefore provided,  (which addition to the
ERIF shall be increased by all electricity cost increases of Landlord, as herein above provided, from May 1, 1996 through the date of billing).

     (iii) In no event,  whether because of surveys or for any other reason,  is the  originally  specified  per  rentable  square foot ERIF portion of the fixed annual rent (plus any net increase thereof,  but not decrease,  by virtue of all electric rate or service classification changes subsequent to May 1, 1996) to be reduced.

     B.  SUBMETERING:  If and so long as Landlord  provides  electricity  to the demised premises on a submetering basis, Tenant covenants and agrees to purchase the same from  Landlord or  Landlord's  designated  agent at charges,  terms and rates set, from time to time,  during the term of this lease by Landlord but not less than those specified in the service classification in effect on the date of this lease pursuant to which Landlord then purchased  electric  current from the public  utility  corporation  serving the part of the city where the building is located;  provided,  however,  said  charges  shall  be  increased  in the  same percentage as any percentage increase in the billing to Landlord for electricity for the entire building,  (a) by reason of increase in Landlord's electric rates or service classifications,  subsequent to January 1, 1970, and so as to reflect any increase in Landlord's electric charges,  including changes in market prices
for  electricity  from  utilities  and/or  other  providers,   or  (b)  by  fuel
adjustment,  or (c) by taxes or  charges  of any kind  imposed  or which  may be imposed  on  Landlord's  electricity  purchases,  or on  Landlord's  electricity redistribution,  or (d) by virtue of any other  cause  subsequent  to January 1,
1970.  Sales taxes  collectible by Landlord  under  applicable law in connection with the sale or  re-distribution  of  electricity  to  Tenant  shall be paid by
Tenant to Landlord as additional rent when billed Any such  percentage  increase in  Landlord's  billing  for  electricity  due to  changes  in rates or  service classifications  or market  prices shall be computed by the  application  of the average  consumption  (energy and demand) of electricity for the entire building for the twelve (12) full  months  immediately  prior to the rate and/or  service classification  change,  or any changed methods of or rules on billing for same, on a consistent basis to the new rate and/or service  classification  and to the service  classification in effect on January 1, 1970. If the average consumption of electricity  for the entire building for said prior twelve (12) months cannot reasonably  be applied and used with  respect to changed  methods of or rules on billing,  then  the  percentage  increase  shall be  computed  by the use of the average  consumption  (energy and demand) for the entire  building for the first three (3) months after such change,  projected to a full twelve (12) months; and
that  same  consumption,   so  projected,   shall  be  applied  to  the  service
classification  in effect on January 1, 1970. Where more than one meter measures the service of Tenant in the building,  the service  rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor  shall be rendered at such times as Landlord  may elect and the amount, as  computed  from a meter,  shall be deemed to be,  and be paid as,  additional rent.  In the event that such bills are not paid  within five (5) days after the same are rendered, Landlord may, without further notice, discontinue the service of electric current to the demised  premises  without  releasing Tenant from any

                                       10

liability  under this lease and without  Landlord or Landlord's  agent incurring any liability for any damage or loss sustained by Tenant by such  discontinuance of  service.  If any tax is imposed  upon  Landlord's  receipt  from the sale or resale  of  electrical  energy  or gas or  telephone  service  to  Tenant by any
Federal,  State or Municipal  Authority,  Tenant covenants and agrees that where permitted  by  law,  Tenant's  pro  rata  (based  on  consumption  or  estimated consumption) share of such taxes shall be passed on to, and included in the bill
o1, and paid by, Tenant to Landlord.

     C. GENERAL  CONDITIONS:  (i) The  determinations  by Landlord's  electrical consultant  shall be binding and  conclusive  on Landlord and on Tenant from and after the delivery of a copy of each such relevant determination to Landlord and
Tenant, unless, within fifteen (15) days after delivery thereof, Tenant disputes such  determination.  If Tenant so disputes the determination,  it shall, at its own expense, obtain from a reputable,  independent electrical consultant its own determinations  in accordance  with the  provisions  of this  Article.  Tenant's consultant and Landlord's  consultant  then shall seek to agree.  If they cannot agree within thirty (30) days,  they shall choose a third  reputable  electrical consultant,  whose cost shall be shared equally by the parties,  to make similar determinations  which shall be controlling.  (If they cannot agree on such third consultant  within ten (10) days,  then  either  party may apply to the  Supreme
Court in the  County of New York for such  appointment)  However,  pending  such
controlling  determinations,   Tenant  shall  pay  to  landlord  the  amount  of
additional  rent or ERIF in  accordance  with the  determinations  of Landlord's electrical  consultant If the controlling  determinations differ from Landlord's electrical  consultant,  then the parties shall promptly make adjustment for any deficiency owed by Tenant or overage paid by Tenant.

     (ii) At the option of Landlord,  Tenant agrees to purchase from Landlord or its agents all lamps and bulbs used in the demised  premises  and to pay for the cost of installation thereof. If all or part of the submetering  additional rent or the ERIF payable in accordance  with this Article  becomes  uncollectible  or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Landlord's option, in lieu of submetering  additional rent or ERIF, and in  consideration  of Tenant's  use of the  building's  electrical  distribution system and  receipt of  redistributed  electricity  and  payment by  Landlord of consultants'  fees and  other  redistribution  costs,  the fixed  annual  rental rate(s)  to be paid  under  this lease  shall be  increased  by an  "alternative charge"  which  shall be a sum equal to $3.18 per  rentable  square  foot of the demised  premises per year,  changed in the same  percentage as any increases in the cost to Landlord for electricity  for the entire building  subsequent to May
1, 1996  because of  electric  rate or service  classification  or market  price changes, as hereinabove provided.

     (iii)  Landlord  shall not be  liable  to Tenant  for any loss or damage or expense,  which  Tenant may sustain or incur if either the quantity or character of  electric  service is  changed  or is no longer  available  or  suitable  for
Tenant's requirements.  Tenant covenants and agrees that at all times its use of electric  current  shall never  exceed the  capacity of existing  feeders to the building or the risers or wiring installation.  Tenant agrees not to connect any additional  electrical  equipment to the building electric  distribution  system which shall increase consumption or demand beyond the capacity and rating of the electrical system directly servicing the demised premises without the Landlord's prior written consent,  which shall not be unreasonably  withheld.  Any riser or risers to supply  Tenant's  electrical  requirements,  upon  written  request of
Tenant,  will be installed by Landlord,  at the sole cost and expense of Tenant, if, in  Landlord's  sole  judgment,  the same are  necessary  and will not cause

                                       11

permanent  damage or injury to the  building  or  demised  premises  or cause or create a dangerous or hazardous  condition or entail  excessive or  unreasonable alterations,  repairs or expense or interfere  with or disturb  other tenants or occupants.  In addition to the  installation  of such riser or risers,  Landlord will also at the sole cost and expense of Tenant,  install  all other  equipment proper and necessary in connection  therewith subject to the aforesaid terms and conditions.  The parties acknowledge that they understand that it is anticipated that electric  rates,  charges,  etc.,  may be changed by virtue of  time-of-day rates, or other methods of billing, electricity purchases and the redistribution thereof,  and  fluctuations  in the market  price of  electricity,  and that the references  in the  foregoing  paragraphs  to  changes in methods of or rules on billing are intended to include any such changes.  Anything  herein above to the contrary  notwithstanding,  in no event is the  submetering  additional  rent or
ERIF, or any "alternative  charge", to be less than an amount equal to the total of Landlord's  payments to public  utilities  and/or others for the  electricity consumed  by Tenant  (and any  taxes on  Landlord's  purchase  of the same or on redistribution  of same) plus five (5%) percent for transmission line loss, plus fifteen  (15%) percent for other  redistribution  costs.  Landlord  reserves the right,  at any time upon  thirty  (30)  days'  written  notice,  to  change  its furnishing of electricity to Tenant from a rent inclusion basis to a submetering basis, or vice versa. Landlord reserves the right to terminate the furnishing of electricity on a rent  inclusion,  submetering,  or any other basis at any time, upon thirty (30) days' written notice to Tenant,  in which event Tenant may make application  directly to the public utility and/or other  providers for Tenant's entire separate  supply of electric  current and Landlord shall permit its wires and conduits,  to the extent  available and safely capable,  to be used for such purpose and only to the extent of Tenant's then  authorized  connected load. Any
meters,   risers  or  other  equipment  or  connections   necessary  to  furnish
electricity  on a  submetering  basis or to enable  Tenant  to  obtain  electric current  directly from such utility shall be installed at Tenant's sole cost and expense.  Only rigid conduit or  electricity  metal tubing (EMT) will be allowed
Landlord,  upon the expiration of the aforesaid thirty (30) days' written notice to Tenant may discontinue  furnishing the electric  current but this lease shall otherwise remain in full force and effect. If Tenant was provided electricity on a rent inclusion basis when it was so discontinued,  then commencing when Tenant receives  such direct  service and as long as Tenant  shall  continue to receive such  service,  the fixed annual  rental rate payable  under this lease shall be reduced by the amount of the ERIF which was  payable  immediately  prior to such discontinuance of electricity on a rent inclusion basis.

     (iv)  Alternative  Service  Providers:  Landlord on the date hereof obtains
electric   service  for  the  building   from   Consolidated   Edison   Company.
Notwithstanding  anything herein set forth to the contrary, if permitted by law,
Landlord may contract  separately with Consolidated Edison Company and/or one or more other providers ("Alternative Service Providers") to provide one or more of the component  services  which  together make up the entire  package of electric service (e.g., transmission, generation, distribution and ancillary services) to the  building.  If Landlord  elects to  contract  with any  Alternative  Service
Provider, Tenant shall cooperate with Landlord and each such Alternative Service
Provider  to  effect  any  change  to the  method  or  means  of  providing  and distributing electricity service to the demised premises or any other portion of the  building by reason of such change in the  provision  of  electricity.  Such cooperation  shall include but not be limited to providing  Landlord or any such
Alternative  Service  Provider  and any  other  person  unimpeded  access to the demised premises and to all wiring,  conduit,  lines, feeders, cable and risers, electricity  panel boxes and any other component of the electrical  distribution system within or adjacent to the demised premises.  Landlord shall not be liable

                                       12

to Tenant for any loss or damage or expense which Tenant may sustain or incur if such change shall  interfere  with  Tenant's  business or either the quantity or character of electric service is changed,  interrupted or is no longer available or suitable for Tenant's  requirements by reason of such change in the provision of  electric  service  nor shall any such  interference,  change,  interruption, unavailability or unsuitability constitute an actual or constructive eviction of
Tenant

4.   ASSIGNMENT

     A. Tenant, for itself, its heirs, distributees,  executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign,  mortgage or encumber this lease, nor underlet,  or suffer or permit the  demised  premises  or any part  thereof to be used or  occupied  by others, without the prior written consent of Landlord in each instance.  The transfer of a majority of the issued and outstanding  capital stock of any corporate  tenant or  subtenant  of  this  lease  or a  majority  of the  total  interests  in any partnership  tenant or  subtenant  or any other form of entity or  organization, however  accomplished,  and  whether in a single  transaction  or in a series of transactions,  and the  conversion  of a tenant or subtenant  entity to either a limited liability company or a limited liability partnership, shall be deemed on assignment of this lease or of such sublease.  The merger or  consolidation of a tenant or  subtenant,  whether a  corporation,  partnership,  limited  liability company  or other  form of  entity or  organization,  where the net worth of the resulting or surviving  corporation,  partnership,  limited liability company or other  form of entity or  organization,  is less than the net worth of Tenant or subtenant  immediately prior to such merger or consolidation  shall be deemed an assignment of this lease or of such sublease.  If this lease be assigned,  or if the  demised  premises  or any part  thereof be  underlet or occupied by anybody other than Tenant,  Landlord may, after default by Tenant, collect rent from the assignee,  undertenant  or occupant,  and apply the net amount  collected to the rent herein reserved, but no assignment,  underletting,  occupancy or collection shall  be  deemed  a waiver  of the  provisions  hereof  the  acceptance  of the assignee,  undertenant  or occupant  as tenant,  or a release of Tenant from the further  performance  by  Tenant  of  covenants  on the  part of  Tenant  herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve  Tenant from  obtaining  the express  consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise  suffer or permit the sublet space or any part thereof to be used or occupied by others,  without  Landlord's prior written consent in each instance.  A  modification,  amendment or extension of a sublease  shall be deemed a sublease.  If any lien is filed  against the demised premises or the  building of which the same form a part for  brokerage  services claimed to have been  performed for Tenant,  whether or not actually  performed, the same shall be.  discharged  by Tenant  within ten (10) days  thereafter,  at
Tenant's expense,  by filing the bond required by law, or otherwise,  and paying any other necessary sums, and Tenant agrees to indemnify Landlord and its agents and hold them harmless from and against any and all claims,  losses or liability resulting from such lien for brokerage  services  rendered.  For the purposes of this  Article,  an  "interest"  shall mean a right to  participate,  directly or indirectly, through one or more intermediaries, nominees, trustees or agents, in any of the profits, losses,  dividends,  distributions,  income, gain, losses or capital of any entity or other organization.

     B. (i) if Tenant  desires  to  assign  this  lease or to sublet  all or any portion of the demised  premises,  it shall first  submit in writing to Landlord the documents  described in paragraph C below,  and shall offer in writing,  (a)

                                       13

with  respect to a  prospective  assignment,  to assign  this lease to  Landlord without  any  payment of moneys or other  consideration  therefor,  or, (b) with respect to a  prospective  subletting,  to sublet to Landlord the portion of the demised premises involved ("Leaseback Area") for the term specified by Tenant in its proposed sublease or, at Landlord's  option,  for the balance of the term of the Lease less one (1) day, and ht the lower of (x) Tenant's proposed  subrental and (y) at the same rate of fixed rent and additional rent, and otherwise on the
same  terms,   covenants  and  conditions   (including  provisions  relating  to
escalation  rents),  as are contained herein and as are allocable and applicable to the portion of the demised  premises  to be covered by such  subletting.  The offer shall specify the date when the Leaseback  Area will be made  available to
Landlord,  which date shall be in no event  earlier  than  ninety  (90) days nor later than one hundred  eighty (180) days following the acceptance of the offer.
If an offer of sublease is made, and if the proposed sublease will result in all or substantially  all of the demised premises being sublet,  then Landlord shall have the option to extend the term of its  proposed  sublease for the balance of the term of this lease less one (1) day.

     (ii) Landlord shall have a period ninety (90) days from the receipt of such offer (and all documents  required under  paragraph C below) to either accept or reject the same.  If  landlord  shall  accept  such offer (a) Tenant  shall then execute and deliver to Landlord,  or to anyone  designated or named by Landlord, an  assignment  or  sublease,  as the  case  may be,  in  either  case in a form
reasonably   satisfactory  to  Landlord's  counsel;  and  (b)  if  the  proposed transaction is a sublease and Landlord  accepts such offer,  Tenant,  on demand, shall pay to Landlord or its managing  agent (as Landlord shall elect) an amount equal to the brokerage  commissions and any work  contribution  which would have been incurred by Tenant but for Landlord's accepting such offer.

     (iii) If a sublease is so made it shall expressly:

          (a) permit  Landlord to make  further  subleases of all or any part of the  Leaseback  Area and (at no cost or expense to Tenant) to make and
          authorize  any  and  all  changes,   alterations,   installations  and
          improvements in such space as necessary;

          (b)  provide  that  Tenant  will  at  all  times   permit   reasonably
          appropriate means of ingress to and egress from the Leaseback Area;

          (c) negate any intention  that the estate  created under such sublease be merged with any other estate held by either of the parties;

          (d) provide  that  Landlord  shall accept the  Leaseback  Area "as is"
          except that Landlord, at Tenant's expense, shall perform all such work and  make  all  such  alterations  as may be  required  physically  to separate the Leaseback Area from the remainder of the demised premises and to permit lawful occupancy;

          (e) provide that at the expiration of the term of such sublease Tenant will accept the Leaseback Area in its then existing condition, subject to the  obligations of Landlord to make such repairs thereto as may be necessary to preserve the Leaseback  Area in good order and condition, ordinary wear and tear excepted;

                                       14

          (f) provide that Landlord  shall  indemnify  and save Tenant  harmless from all obligations  under this lease as to the Leaseback Area during the period of time it is so sublet,  except for fixed  annual rent and additional  rent,  if any,  due under the within  Lease,  which are in excess of the rents and additional sums due under such sublease.

     (iv) Subject to the foregoing,  performance  by Landlord,  or its designee, under a sublease of the Leaseback Area shall be deemed  performance by Tenant of any similar  obligation under this lease and any default under any such sublease shall not give rise to a default  under a similar  obligation  contained in this lease,  nor shall Tenant be liable for any default under this lease or deemed to be in default  hereunder if such default is occasioned by or arises from any act or omission of the  subtenant  under such sublease or is occasioned by or arises from any act or omission of any occupant  holding  under or pursuant to any such sublease.

     C. If Tenant  requests  Landlord's  consent  to a  specific  assignment  or subletting,  it shall  submit in writing to Landlord (i) the name and address of the proposed  assignee or  subtenant,  (ii) a duly executed  counterpart  of the proposed  agreement of assignment  or sublease,  (iii)  reasonably  satisfactory information  as to the nature and  character  of the  business  of the  proposed assignee or  subtenant,  and as to the nature of its  proposed use of the space, and (iv) banking, financial or other credit information relating to the proposed assignee or tenant  reasonably  sufficient  to enable  Landlord to determine the financial responsibility and character of the proposed assignee or subtenant.

     D. If  Landlord  shall not have  accepted  Tenant's  offer,  as provided in paragraph B, then Landlord will, subject to paragraph F. below, not unreasonably withhold or delay its consent to Tenant's  request for consent to such  specific assignment or subletting, where Tenant will not move the conduct of its business to another building in New York City. Any consent of Landlord under this Article shall be  subject  to the terms of this  Article  and the  effectiveness  of any assignment or sublease under this Article shall be conditioned  upon there being no default by Tenant, beyond any grace period, under any of the terms, covenants and  conditions  of this lease at the time that  Landlord's  consent to any such subletting or assignment is requested and on the date of the commencement of the term of any proposed sublease or the effective date of any proposed assignment.

     E. Tenant  understands and agrees that no assignment or subletting shall be effective  unless and until Tenant,  upon  receiving  any  necessary  Landlord's written consent (and unless it was theretofore  delivered to Landlord)  causes a duly  executed  copy of the sublease or  assignment  to be delivered to Landlord within ten (10) days after  execution  thereof.  Any such sublease shall provide that the subtenant shall comply with all applicable terms and conditions of this lease to be performed by Tenant  hereunder.  Any such  assignment of lease shall contain  an  assumption  by the  assignee  of all of the  terms,  covenants  and conditions of this lease to be performed by Tenant.

                                       15

     F. Anything herein contained to the contrary notwithstanding:

     (i) Tenant shall not  advertise  (but may list with  brokers) its space for assignment  or  subletting  at a rental  rate lower than the greater of the then building rental rate for such space or the rental rate then being paid by Tenant to Landlord.

     (ii) The transfer of outstanding capital stock of any corporate tenant, for purposes of this Article,  shall not include sale of such stock by persons other than those deemed "insiders"  within the meaning of the Securities  Exchange Act of 1934 as amended, and which sale is effected through "over-the-counter market"
or through any recognized stock exchange.

     (iii) No assignment or subletting shall be made:

          (a) To any  person  or  entity  which  shall at that time be a tenant, subtenant or other  occupant (or an affiliate  thereof) of any part of the building of which the demised  premises  form a part, or who dealt with Landlord or Landlord's  agent (directly or through a broker) with respect  to  space in the  building  during  the  twelve  (12)  months immediately preceding Tenant's request for Landlord's consent;

          (b) By the legal  representatives  of Tenant or by any  person to whom
          Tenant's  interest under this lease passes by operation of law, except in compliance with the provisions of this Article;

          (c) To any person or entity for the conduct of a business which is not in  keeping  with  the  standards  and the  general  character  of the building of which the demised premises form a part.

     (iv) Tenant shall retain the building  managing agent as Tenant's broker in connection  with any  assignment  or  subletting,  except in  connection  with a transaction described in paragraph G or paragraph H.

     (v) The  listing of any names  other  than that of  Tenant,  whether on the doors  of  the  demised  premises  or on the  building  directory  shall  not be construed as consent to the occupancy or subletting of all or any portion of the demised premises or to an assignment of this lease.

     G. Anything  herein above  contained to the contrary  notwithstanding,  the offer back to Landlord  provisions  of paragraph B above shall not apply to, and
Landlord will not unreasonably withhold or delay its consent to an assignment of this lease, or sublease of all or part of the demised premises, to the parent of
Tenant or to a  wholly-owned  subsidiary  of Tenant or of said parent of Tenant, provided the net worth of the transferee or subtenant,  after such  transaction, is equal to or greater than the greater of Tenant's net worth on the date hereof or  immediately  prior to such  transaction,  and  provided  also  that any such transaction complies with the other provisions of this Article.

     H. Anything  herein above  contained to the contrary  notwithstanding,  the offer back to Landlord  provisions  of paragraph B above shall not apply to, and
Landlord will not unreasonably withhold or delay its consent to an assignment of this  lease,  or  sublease  of  all or  part  of the  demised  premises,  to any

                                       16

corporation or other entity (a) to which  substantially all the assets of Tenant are transferred or (b) into which Tenant may be merged or consolidated, provided that the net worth of the resulting or surviving corporation or other entity, as the case may be, is equal to or  greater  than the  greater  of the net worth of
Tenant  on the date  hereof  or the date  immediately  prior to such  merger  or consolidation,  and the experience and reputation of such resulting or surviving corporation or other entity,  as the case may be, is  qualitatively no less than that of Tenant and of any guarantor of this lease and provided,  also,  that any such transaction complies with the other provisions of this Article.

     I. No consent from  Landlord  shall be necessary  under  paragraphs G and H above where (a) reasonably  satisfactory proof is delivered to Landlord that the net worth and other  provisions  of  paragraphs G or If, as the case may be, and the other provisions of this Article,  have been satisfied and (b) Tenant,  in a writing  reasonably  satisfactory  to  Landlord's  attorneys,  agrees  to remain primarily liable jointly and severally with any transferee or assignee,  for the obligations of Tenant under this lease.

     J. If Landlord  shall not have accepted any required  Tenant's offer and/or
Tenant effects any assignment or subletting, then Tenant thereafter shall pay to
Landlord  a sum equal to (i) any rent or other  consideration  paid to Tenant by any subtenant which (after  deducting the costs of Tenant,  if any, in effecting the subletting,  including  reasonable  alteration costs,  commissions and legal fees) is in excess of the rent  allocable  strictly  on a per square foot basis, without  regard  to  any  other  allocation  of  value,  by  dividing  aggregate consideration  by the  rentable  square  feet  of the  area  so  sublet)  to the subleased  space which is then being paid by Tenant to Landlord  pursuant to the terms hereof;  and (ii) any other profit or gain (after  deducting any necessary expenses incurred) realized by Tenant from any such subletting or assignment All sums payable hereunder by Tenant shall be payable to Landlord as additional rent upon receipt thereof by Tenant

     K. Each subletting  pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease.
Notwithstanding  any such subletting to any subtenant and/or  acceptance of rent or additional rent by Landlord from any subtenant,  Tenant shall and will remain fully  liable for the payment of the fixed annual rent and  additional  rent due and to  become  due  hereunder  and for the  performance  of all the  covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be observed and performed and for all the acts and omissions of any licensee, subtenant, or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this Lease, and any such violation  shall be deemed to be a violation by Tenant.  Tenant  further  agrees that,  notwithstanding  any such subletting,  no further subletting  (including, without  limitation,  any extensions or renewals of any initial  sublettings) of the demised  premises by Tenant,  or any person claiming through or under Tenant shall,  or will be,  made,  except  upon  compliance  with,  and subject to, the provisions of this Article.

     L. Any  assignment  or  transfer  shall be made  only if,  and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, whereby the assignee  shall assume all of the  obligations  of this Lease on the part or
Tenant to be performed or observed and whereby the assignee shall agree that the provisions contained herein shall,  notwithstanding such assignment or transfer,

                                       17

continue  to be  binding  upon  it in  respect  of all  future  assignments  and transfers.  The  original  named  Tenant  covenants  that,  notwithstanding  any assignment or transfer whether or not in violation of the provisions hereof, and notwithstanding  the acceptance of fixed annual rent and/or  additional  rent by
Landlord  from an assignee,  transferee or any other party,  the original  named
Tenant  shall  remain  fully liable for the payment of the fixed annual rent and additional  rent  and for the  other  obligations  of this  Lease on the part of
Tenant to be performed or observed.

     M. If Landlord shall decline to give consent to any proposed  assignment or sublease,  or if Landlord shall exercise  Landlord's option under paragraph B of this Article, Tenant shall indemnify, defend and hold Landlord harmless from and
against  any  and  all  losses,  liabilities,   costs  and  expenses  (including
reasonable  attorneys'  fees) resulting from any claims that may be made against
Landlord  by the  proposed  assignee  or  subtenant  or by any  brokers or other persons  claiming a commission or similar  compensation  in connection  with the proposed assignment or sublease.  This provision shall survive the expiration or sooner termination of this Lease.

     N. The joint and several  liability  of Tenant and any  immediate or remote successor in interest to Tenant,  and the due  performance of the obligations of this  Lease  on  Tenant's  part  to be  performed  or  observed,  shall  not  be discharged,  released or impaired in any respect by any agreement or stipulation made by Landlord  extending the time of, or modifying any of the obligations of, this  Lease,  or by any  waiver or  failure of  Landlord  to enforce  any of the obligations of this Lease.

     O. The listing of a name other than that of Tenant, whether on the doors of the premises,  the building directory or otherwise,  shall not vest any right or interest  in this  lease or the  premises,  not  -,hall  it be  deemed to be the consent of Landlord to any assignment or transfer of this lease, to any sublease of the premises, or to any use or occupancy thereof by anyone not Tenant.

5.  DEFAULT

     Landlord may terminate  this lease on three (3) days' notice:  (a) if fixed annual rent or  additional  rent or any other  payment due hereunder is not paid within three (3) days after written notice from Landlord; or (b) if Tenant shall have failed to cure a default in the  performance  of any covenant of this lease
(except the payment of rent),  or any rule or regulation  hereinafter set forth, within five (5) days after written notice  thereof from Landlord,  or if default cannot be completely cured in such time, if Tenant shall not promptly proceed to cure such default within said five (5) days, or shall not complete the curing of such default with due diligence; or (c) when and to the extent permitted by law, if a petition  in  bankruptcy  shall be filed by or against  Tenant or if Tenant shall make a general  assignment  for the benefit of  creditors,  or receive the benefit of any insolvency or reorganization act; or (d) if a receiver or trustee is appointed for any portion of Tenant's  property and such  appointment  is not vacated  within twenty (20) days; or (e) if an execution or attachment  shall be issued  under which the  premises  shall be taken or occupied or attempted to be taken or occupied by anyone other than Tenant; or (f) if the premises become and remain  vacant or  deserted  for a period  over ten (10) days;  or (g) if Tenant shall default  beyond any grace period under any other lease between  Tenant and
Landlord;  or (h) if Tenant  shall fail to move into or take  possession  of the premises within fifteen (15) days after  commencement of the term of this lease.
Notwithstanding  anything  herein to the  contrary  set forth,  Tenant shall not

                                       18

commit waste or cause any damage to any portion of the building  irrespective of whether within or without the demised premises. The willful infliction of damage on any  property  or the  interference  with the  quiet  enjoyment  by any other occupant of the building  shall be deemed to be a conditional  limitation of the term of this lease.  Tenant shall not create any  nuisance or other  disturbance within the building.

     At the  expiration of the three (3) day notice  period,  this lease and any rights of renewal or extension thereof shall terminate as completely' as if that were the date originally fixed for the expiration of the term of this lease; but
Tenant shall remain liable as hereinafter provided.

6.  RE-LETTING, ETC.

     If Landlord  shall  re-enter  the  premises  on the  default of Tenant,  by summary  proceedings  or otherwise:  (a) Landlord may re-let the premises or any part thereof as Tenant's  agent,  in the name of Landlord,  or otherwise,  for a term shorter or longer than the balance of the term of this lease, and may grant concessions or free rent;  (b) Tenant shall pay Landlord any deficiency  between the rent herein  reserved and the net amount of any rents  collected by Landlord for the remaining term of this lease,  through such re-letting.  Such deficiency shall become due and payable monthly,  as it is determined.  Landlord shall have no obligation  to re-let the  premises,  and its failure or refusal to do so, or failure to collect  rent on  re-letting,  shall not  affect  Tenant's  liability hereunder.  In  computing  the  net  amount  of  rents  collected  through  such re-letting,  Landlord,  may deduct all expenses incurred in obtaining possession or re-letting the premises,  including legal expenses and fees,  brokerage fees, the  cost  of  restoring  the  premises  to  good  order,  and  the  cost of all alterations and decorations deemed necessary by Landlord to effect reletting. In no event shall Tenant be entitled to a credit or repayment  for rerental  income which exceed the sums payable to Tenant hereunder or which covers a period after the original term of this lease; (c) Tenant hereby expressly waives any right of redemption  granted by any present or future law.  "Re-enter"  and "re-entry" as used in this lease are not restricted to their technical  legal meaning.  In the event of a breach or  threatened  breach of any of the  covenants or  provisions hereof  Landlord  shall  have the right of  injunction.  Mention  herein' of any particular  remedy shall not preclude  Landlord from any other available remedy, and (d) Landlord  shall  recover as liquidated  damages,  in addition to accrued rent and other  charges,  if  Landlord's  re-entry  is the  result  of  Tenant's bankruptcy,  insolvency,  or  reorganization,  the full  rental for the  maximum period allowed by any act relating to bankruptcy, insolvency or reorganization.

     If Landlord  re-enters the premises for any cause, or if Tenant abandons or vacates the premises, and after the expiration or sooner termination of the term of this lease,  any  property  left in the premises by Tenant shall be deemed to have been  abandoned by Tenant,  and Landlord  shall have the right to retain or dispose  of such  property  in any  manner  without  any  obligation  to account therefor  to  Tenant  If  Tenant  shall at any time  default  hereunder,  and if
Landlord shall  institute an action or summary  proceeding  against Tenant based upon such default,  then Tenant will  reimburse  landlord for the legal expenses and fees thereby incurred by Landlord.

7.  LANDLORD MAY CURE DEFAULTS

     If Tenant  shall  default in  performing  any covenant or condition of this lease, Landlord may perform the same for the account of Tenant, and if landlord, in connection therewith,  or in connection with any default by Tenant, makes any

                                       19

expenditures or incurs any  obligations for the payment of money,  including but not  limited  to  attorneys'  fees  and  disbursements,  such  sums  so  paid or obligations incurred shall be deemed to be additional rent hereunder,  and shall be paid by Tenant to Landlord, together with interest at an annual rate equal to the  average of all prime rates  published  from time to time in The Wall Street
Journal  (Eastern  Edition) plus three (3%) percent  calculated from the date of each  expenditure by Landlord,  within five (5) days of rendition of any bill or statement therefor, and if Tenant's lease term shall have expired at the time of the making of such expenditures or incurring such  obligations,  such sums shall be recoverable by Landlord as damages.

8.   ALTERATIONS

     A. Tenant shall make no  decoration,  alteration,  addition or  improvement
("alteration")  in the premises,  without the prior written consent of Landlord, and then only by  contractors  or  mechanics  and in such  manner  and with such materials  as shall be approved  by  Landlord.  All  alterations,  additions  or improvements  to the  Premises,  including  window and central air  conditioning equipment and duct work, if any, and fixtures,  equipment and built-ins,  except movable  office  furniture  and  equipment  installed  at the expense of Tenant, shall,  unless  Landlord  elects  otherwise  in writing,  become the property of
Landlord, and shall be surrendered with the premises at the expiration or sooner termination  of the term of this  lease.  Any such  alterations,  additions  and improvements which Landlord shall designate,  shall be removed by Tenant and any damage repaired, at Tenant's expense prior to the expiration of the term of this lease.

     B. Anything in this Article to the contrary notwithstanding, Landlord shall not  unreasonably  withhold or delay  approval of written  requests of Tenant to make nonstructural  interior alterations in the demised premises,  provided that such alterations do not affect utility services or plumbing and electrical lines or  other  systems  of the  building.  All  alterations  shall be  performed  in accordance with the following conditions:

     (i) All alterations  requiring the submission of plans to any  governmental agency  (including the department of buildings of the City of New York) shall be performed  in  accordance  with  plans and  specifications  first  submitted  to
Landlord for its prior written approval.  Landlord shall be given, in writing, a good description of all other alterations.

     (ii) All alterations  shall be performed in a good and workmanlike  manner.
Tenant shall,  prior to the  commencement of any such  alterations,  at its sole cost and  expense,  obtain  and  exhibit to  Landlord  any  governmental  permit required in connection with such alterations.

     (iii) All alterations shall be done in compliance with all other applicable provisions of this lease, all building regulations (including specifications for construction  material  and  finishes  criteria  adopted  by  Landlord  for  the building)  and with all  applicable  laws,  ordinances,  directions,  rules  and regulations of governmental authorities having jurisdiction,  including, without limitation,  the Americans with  Disabilities Act of 1990, as amended,  New York
City  Local Law No.  5/73 and New York  City  Local  Law No.  58/87 and  similar present or future laws, and regulations  issued pursuant  thereto,  and also New
York City Local Law No. 76 and similar  present or future laws, and  regulations issued pursuant thereto, on abatement,  storage,  transportation and disposal of

                                       20

asbestos,  which work, if required,  shall be effected at Tenant's sole cost and expense,  by  contractors  and  consultants  approved by Landlord  and in strict compliance with the aforesaid  rules and  regulations and with Landlord's  rules and  regulations  thereon.  Notwithstanding  anything  to  the  contrary  herein contained,  Tenant agrees not to penetrate or disrupt the structural  columns of the building  located within the demised  premises or any area within three feet of any such structural  column, in connection with any alteration  performed for or on behalf of Tenant.

     (iv) All work  shall be  performed  with  union  labor  having  the  proper jurisdictional  qualifications  by contractors  and  subcontractors  approved by landlord.

     (v) Tenant shall keep the building and the demised  premises free and clear of all liens for any work or mat-at  claimed to have been furnished to Tenant or to the demised premises.

     (vi) All work to be  performed  by Tenant  shall be done in a manner  which will not  interfere  with or perform the disturb  other tenants and occupants of the  building.  No  demolition  or core drilling or welding shall be permitted r default  by between  the hours of 7:00 a.m.  and 6:00 p.m.  on  Mondays  through
Fridays.

     (vii)  All  alterations  or  other  work and  installations  in and for the demised  premises,  which shall be consented to by Landlord as provided  herein, including  without  limitation,  Tenant's Initial  Installations (as hereinafter defined),  if any,  and any  further  changes  in or  additions  to the  demised premises  after said  initial  work has been  completed,  shall,  at  Landlord's option,  be effected on Tenant's behalf by Landlord,  its agents or contractors, and Tenant shall pay to Landlord,  as additional rent promptly when billed,  all costs for such work,  including labor,  materials and general conditions,  plus, for supervising and coordinating such work (regardless of whether Landlord,  its agents or contractors  perform such work), ten (10%) percent of the cost of such work (including  overhead) for profit plus ten (10%) percent of the cost of such work for overhead.

     (viii)  Notwithstanding  anything herein set forth to the contrary,  within thirty (30) days after final completion of any alteration,  Tenant shall deliver to the Landlord  final  record  drawings of the  alteration  including as may be pertinent  to the work  performed,  a reflected  ceiling  plan,  mechanical  and electrical drawings, partition plan and any other drawings which may be required to indicate  accurately the layout and systems of the demised  premises.  Tenant shall  require its  architect to load and  maintain  such record plans on a CADD system.

     (ix) For the purposes  hereof,  alterations or improvements  referred to in this Article include  Tenant's  Installation  Work and building Work (as each is defined in Exhibit B) to be performed by Tenant,  provided  that Exhibit B shall govern with respect to the subject  matter  thereof in case of any conflict with this Article 8.

9.   LIENS

     Prior to  commencement  of its work in the demised  premises,  Tenant shall obtain  and  deliver  to  Landlord a written  letter of  authorization,  in form reasonably satisfactory to Landlord's counsel, signed by architects,  engineers, designers and consultants to become  involved in such work,  which shall confirm that any of their  drawings  or plans are to be  removed  from any  filing  with

                                       21

governmental  authorities,  on  request  of  Landlord,  in the  event  that said architect,  engineer or designer thereafter no longer is providing services with respect to the demised  premises.  With respect to contractors,  subcontractors, materialmen and laborers, and architects,  engineers and designers, for all work or materials to be furnished to Tenant at the premises,  Tenant agrees to obtain and deliver to Landlord  written and  unconditional  waivers of mechanics  liens upon the premises or the  building,  after  payments to the  contractors,  their subcontractors  and  vendors,  Tenant's  architects,  engineers,  designers  and consultants,  subject  to  any  then  applicable  provisions  of the  Lien  law.
Notwithstanding the foregoing,  Tenant at its expense shall cause any lien filed against the premises or the building, for work or materials claimed to have been furnished to Tenant,  to be  discharged  of record within thirty (30) days after notice thereof.

10.  REPAIRS

     Tenant  shall  take  good  care  of  the  premises  and  the  fixtures  and appurtenances therein, and shall make all repairs necessary to keep them in good working  order  and  condition,  including  structural  repairs  when  those are necessitated  by the act,  omission  or  negligence  of  Tenant  or its  agents, employees or invitees. luring the term of this lease, Tenant may have the use of any air-conditioning  equipment located in the premises,  and Tenant, at its own cost and expense,  shall maintain and repair such equipment and shall  reimburse
Landlord,  in accordance with Article 3 of this lease, for electricity  consumed by the  equipment  The  exterior  walls of the  building,  the  windows  and the portions of all window  sills  outside same and areas above any hung ceiling are not part of the premises demised by this lease, and Landlord hereby reserves all rights to such parts of the building.  Landlord shall replace, at the expense of
Tenant,  any plate  glass  and  other  glass  damaged  or broken  from any cause whatsoever  in and about the demised  premises.  landlord  may insure,  and keep insured, at Tenant's expense,  all plate and other glass in the demised premises for and in the  name of  Landlord.  Bills  for the  premium  therefor  shall  be rendered by Landlord to Tenant at such times as Landlord  may elect and shall be due from and payable by Tenant when  rendered  and the amount  thereof  shall be deemed to be and paid as additional rent

11.  DESTRUCTION

     If the premises shall be partially  damaged by fire or other casualty,  the damage  shall be repaired at the expense of Landlord,  but without  prejudice to the rights of subrogation,  if any, of Landlord's insurer. Landlord shall not be required  to repair or restore any of Tenant's  property  or any  alteration  or leasehold  improvement made by or for Tenant at Tenant's  expense.  Tenant shall give Landlord  prompt notice of any damage or destruction  to the premises.  The rent shall  abate in  proportion  to the portion of the  premises  not usable by
Tenant  Landlord  shall not be liable to Tenant for any delay in  restoring  the premises, Tenant's sole remedy being the right to an abatement of rent, as above provided.  If (i) the premises are rendered wholly untenantable by fire or other casualty  and if Landlord  shall  decide not to restore the  premises,  (ii) the premises are rendered  wholly  untenantable by fire or other casualty during the last twenty-four (24) months of the term hereof,  or (iii) if the building shall be so  damaged  that  Landlord  shall  decide to  demolish  it or to  rebuild it
(whether or not the premises have been damaged), landlord may within ninety (90)
days  after  such  fire or other  cause  give  written  notice  to Tenant of its election that the term of this lease shall automatically expire no less than ten
(10) days after such notice is given.  Notwithstanding the foregoing, each party shall look first to any  insurance in its favor before  making any claim against

                                       22

the other party for  recovery  for loss or damage  resulting  from fire or other casualty,  and to the extent that such insurance is in force and collectible and to the extent  permitted by law,  Landlord  and Tenant each hereby  releases and waives all right of recovery  against the other or any one  claiming  through or under each of them by way of subrogation or otherwise. The foregoing release and waive shall be in force only if both  releasors'  insurance  policies  contain a clause  providing  that  such a  release  or waiver  shall  not  invalidate  the insurance  and  also,  provided  that  such a  policy  can be  obtained  without additional  premiums.  Tenant hereby  expressly waives the provisions of Section
227 of the Real  property law and agrees that the  foregoing  provisions of this
Article shall govern and control in lieu thereof.

12.  END OF TERM.

     Tenant shall surrender the premises to Landlord at the expiration or sooner termination  of this lease in good order and  condition,  except for  reasonable wear and tear and damage by fire or other casualty,  and Tenant shall remove all of its  property.  Tenant  agrees that any  personal  property  remaining in the demised  premises  following  the  expiration of the term of this lease (or such earlier date as of which the term hereof may have been terminated) shall for all purposes be deemed  conveyed to and to be the  property of Landlord who shall be free to dispose of such property, at Tenant's cost, in any manner Landlord deems desirable.  Landlord may retain or assign any salvage or other residual value of such property. In consideration of Landlord's disposing of such property, Tenant shall reimburse Landlord or pay to Landlord any cost which Landlord may incur in disposing of such property  within ten (10) days after demand  therefor.  Tenant hall indemnify and save Landlord  harmless  against all costs,  claims,  loss or liability  resulting  from  delay by Tenant  in so  surrendering  the  premises, including,  without limitation, any claims made by any succeeding tenant founded on such delay.  Additionally,  the parties recognize and agree that other damage to  Landlord  resulting  from any  failure  by Tenant  timely to  surrender  the premises will be substantial, will exceed the amount of monthly rent theretofore payable  hereunder,  and will be  impossible  of  accurate  measurement.  Tenant therefore  agrees  that if  possession  of the  premises is not  surrendered  to
Landlord  within one (1) day after the  expiration or sooner  termination of the term of this lease, then Tenant will pay Landlord as liquidated damages for each month and for each  portion of any month  during  which Tenant holds over in the premises after  expiration or termination of the term of this lease, a sum equal to three times the average rent and additional  rent which was payable per month under this lease during the last six months of the term  thereof.  The aforesaid obligations  shall survive the  expiration or sooner  termination of the term of this  lease.  Anything  in  this  lease  to the  contrary  notwithstanding,  the acceptance  of  any  rent  shall  not  preclude  Landlord  from  commencing  and prosecuting  a  holdover  or  summary  eviction  proceeding,  and the  preceding sentence  shall be deemed to be an  agreement  expressly  "providing  otherwise"
within the meaning of Section 232-c of the Real Property Law of the State of New
York and any successor law of like import Tenant  expressly  waives,  for itself and for any person or entity  claiming  through or under the Tenant,  any rights which the Tenant or any such person or entity may have under the  provisions  of
Section 2201 of the New York Civil  Practice Law and Rules and of any  successor law of like  import  then in  force in  connection  with  any  holdover  summary proceedings  which the Landlord may institute.  Tenant's  obligations under this paragraph shall survive the expiration or sooner termination of the term of this lease.  At any time  during the term of this  lease,  Landlord  may  exhibit the premises to prospective purchasers or mortgagees of Landlord's interest therein.

                                       23

During  the last  year of the  term of this  lease,  Landlord  may  exhibit  the premises to prospective tenants.

13.  SUBORDINATION AND ESTOPPEL, ETC.

     A. This lease and Tenant's  rights  hereunder  are and shall be subject and subordinate  to and  all  master  leases  of the  building  project,  ground  or underlying  leases and to all  mortgages,  building loan  agreements,  leasehold mortgages, spreader and consolidation agreements and other similar documents and instruments  (individually,  a "Superior  Interest" and collectively,  "Superior
Interests"),  which may now or hereafter affect such leases or the real Property of  which  the  premises  form  a  part  and  to  all  renewals,  modifications, consolidations, replacements, extensions, assignments, spreaders, consolidations and  refinancings  thereof and to all advances  made or  hereafter  neat of made thereunder.  This Article shall be self-operative  and no further  instrument of subordination shall be necessary. In confirmation of such subordination,  Tenant shall  within ten (10) days after  written  request  execute any  instrument  in recordable  form that  Landlord  or the  holder  of any  Superior  Interest  may
request.    Tenant   hereby   appoints   Landlord   as   Tenant's    irrevocable
attorney-in-fact  to execute any document of  subordination on behalf of Tenant.
The  foregoing  power of attorney is a power  coupled  with an interest  and not revocable  during the term of this lease,  In the event that the Master Lease or any other ground or underlying lease is terminated,  or any mortgage foreclosed, this lease shall not  terminate or be  terminable  by Tenant  unless  Tenant was specifically named in any termination or foreclosure judgment or final order for the  purposes  of  terminating  this  lease or the  interest  of  Tenant  in the
Premises.

     B. Any holder of a Superior  Interest  may elect that this lease shall have priority over such Superior  Interest and, upon notification by such holder of a
Superior  Interest to Tenant,  this lease shall be deemed to have  priority over such  Superior  Interest,  whether this lease is dated prior to or subsequent to the date of such  Superior  Interest.  In the event that any master lease or any other ground or underlying lease is terminated as aforesaid, or if the interests of Landlord under this lease are transferred by reason of or assigned in lieu of foreclosure or other  proceedings  for  enforcement  of any mortgage,  or if the holder of any  mortgage  acquires a lease in  substitution  therefor,  or if the holder of any Superior  Interest shall otherwise succeed to Landlord's estate in the lease or the  building,  or the rights of Landlord  under this  lease,  then
Tenant  will,  at the option to be  exercised in writing by the lessor under any such master lease or other ground or underlying  lease,  the holder of any other
Superior Interest or such purchaser, assignee or lessee, as the case may be, (i)
attorn to it and will  perform  for its  benefit  all the terms,  covenants  and conditions  of this lease on the  Tenant's  part to be  performed  with the same force and effect as if said  lessor,  mortgagee or such  purchaser,  assignee or lessee,  were the landlord  originally named in this lease, or (ii) enter into a new lease with said lessor, `mortgagee or such purchaser, assignee or lessee, as landlord,  for the remaining term of this lease and otherwise on the same terms, conditions and rentals as herein provided.  The foregoing provisions shall inure to the benefit of any such successor landlord, shall apply notwithstanding that, as a matter  of law,  this  lease  may  terminate  upon the  termination  of any
Superior Interest,  shall be self-operative upon any such request and no further instrument  shall be  required  to give  effect  to said  provisions;  provided, however, that upon request of any such successor landlord, Tenant shall promptly execute and deliver,  from time to time, any instrument in recordable  form that any  successor  landlord  may  reasonably  request to  evidence  and confirm the foregoing  provisions  of  this  paragraph,  in  form  _and  content  reasonably

                                       24

satisfactory to each such successor landlord,  acknowledging such attornment and setting  forth the terms and  conditions of its tenancy.  Upon such  attornment, this lease  shall  continue in full force and effect as a direct  lease  between such successor  landlord and Tenant upon all of the then executory terms of this lease  except  that such  successor  landlord  shall not be:  (a) liable for any previous act or omission or  negligence of any prior  landlord  under this lease
(including,  without  limitation,  Landlord);  (b) subject to any  counterclaim, demand,  defense,  deficiency,  credit or offset which Tenant might have against any prior landlord under this lease (including,  without limitation,  Landlord);
(c) bound by any  modification,  amendment,  cancellation  or  surrender of this lease or by any  prepayment  of more than one month's rent or  additional  rent, unless such modification,  cancellation, surrender or prepayment shall have been approved  in  writing  by the  successor  landlord;  (d)  bound by any  security deposit,  cleaning  deposit or other prepaid charge which Tenant might have paid
in  advance  to  any  prior  landlord  under  this  lease  (including,   without
limitation,  Landlord), unless such payments have been received by the successor landlord,  and (e)  bound by any  agreement  of any  landlord  under  the  lease
(including, without limitation,  Landlord) with respect to the completion of any improvements  affecting the premises, the building, the land or any part thereof or for the payment or reimbursement to Tenant of any contribution to the cost of the completion of any such improvements.

     C. If the then current term of any master, ground or other underlying lease to which  this lease is  subordinate  shall  expire  prior to the date set forth herein  for the  expiration  of this  lease,  then,  unless (1) the term of such underlying or other lease shall have been extended, which extension Landlord may arbitrarily  decline to enter into, or (ii) the holder of any Superior  Interest shall  elect,  in writing,  to have Tenant  attorn to it, the term of this lease shall  expire  on the date of the  expiration  of any  master,  ground  or other underlying lease to which this lease is ,subordinate,  notwithstanding the later termination  date herein above set forth.  If any such  master,  ground or other underlying  lease is  renewed or if the holder of any  Superior  Interest  shall elect,  in  writing,  to have  Tenant  attorn to it, then the term of this lease shall expire as herein above set forth and, Tenant shall attorn to the holder of such  Superior  Interest  on the  terms and  conditions  set  forth  herein  for attornment.

     D. From time to time,  Tenant,  on ten (10) days' prior written  request by
Landlord,  will deliver to Landlord  and the holder of any  Superior  Interest a statement in writing  certifying  that this lease is  unmodified  and is in full force and effect (or if there have been modifications,  that the same is in full force and effect as modified  and stating  the  modifications)  and the dates to which the rent and other charges have been paid,  stating the date of expiration of the term hereof and whether any renewal  options exists (and if so, the terms thereof), stating whether any defense or counterclaim to the payment of any rent exists,  whether any allowance or work is due to Tenant from  Landlord,  stating whether  or not the  Landlord  is in  default in  performance  of any  covenant, agreement or condition  contained in this lease and, if so, specifying each such default of which Tenant may have knowledge and containing such other information as the holder of any  Superior  Interest  may  request.  If Tenant shall fail to deliver  such a statement  within  such ten (10) day period,  Landlord is hereby appointed  the true and  lawful  attorney-in-fact  of  Tenant,  coupled  with an interest,  for the purpose of executing and delivering  such statement on behalf of  Tenant.  Nothing  contained  herein  will be  deemed to  impair  any  right, privilege or option of the holder of any Superior  Interest.  If, in  connection with obtaining, continuing or renewing financing or refinancing for the building and/or the land, the lender shall request reasonable modifications to this lease

                                       25

as a condition to such financing or  refinancing,  Tenant will not  unreasonably withhold, delay or defer its consent,  thereto, provided that such modifications do not materially  and adversely  increase the  obligations of Tenant  hereunder
(except,  perhaps,  to the extent that Tenant may be required to give notices of any  defaults by Landlord  to such lender with the  granting of such  additional time for such curing as may be required for such lender to get possession of the said  building  and/or land) or materially  and  adversely  affect the leasehold interest  hereby  created  or the  rights  of Tenant  thereunder.  If any act or omission by Landlord shall give Tenant the right, immediately or after the lapse of time,  to  cancel or  terminate  this  lease or to claim a  partial  or total eviction,  Tenant shall not  exercise  any such right  until:  (a) it shall have given  written  notice of such act or omission  to each  holder of any  Superior
Interest  of  which it has  written  notice,  and (b) a  reasonable  period  for remedying such act or omission  shall have elapsed  following such notice (which reasonable  period  shall be `equal to the  period  to which  Landlord  would be entitled under this lease to effect such remedy,  plus an additional thirty (30)
day period),  provided such holder or lessor shall,  with reasonable  diligence, give Tenant  notice of its  intention  to remedy such act or omission  and shall commence and continue to act upon such intention.

14.  CONDEMNATION

     A. In the event that the whole of the  demised  premises  shall be lawfully condemned  or taken in any manner for any public or quasi public use or purpose, this lease and .the term and estate  hereby  granted shall  forthwith  cease and terminate  as of the date of vesting of title  (hereinafter  referred  to as the
"date of taking"),  and Tenant shall have no claim against Landlord for, or make any claim for, the value of any unexpired  term of this lease,  and the rent and additional rent shall be apportioned as of such date.

     B. In the event that any part of the demised premises shall be so condemned or taken, then this lease shall be and remain unaffected by such condemnation or taking,  except that the rent and addition l rent allocable to the part so taken shall be apportioned as of the date of taking,  provided,  however,  that Tenant may elect to cancel this lease in the event more than twenty-five  (25%) percent of the demised premises should be so condemned or taken, provided such notice of election  is given by Tenant to  Landlord  not later than thirty (30) days after the date when  title  shall vest in the  condemning  authority.  Landlord  shall promptly give Tenant copies of any notice received from the condemning authority as to vesting. Upon the giving of such notice, this lease shall terminate on the thirtieth day following the date of such notice and the rent and additional rent shall be apportioned as of such  termination  date. Upon such partial taking and this lease continuing in force as to any part of the demised premises,  the rent and additional  rent shall be diminished by an amount  representing  the part of said rent and additional rent properly  applicable to the portion or portions of the demised  premises which may be so condemned or taken.  If as a result of the partial taking (and this lease continuing in force as to the part of the demised premises not so taken),  any part of the demised  premises not taken is damaged,
Landlord  agrees with  reasonable  promptness to commence the work  necessary to restore the damaged portion to the condition  existing  immediately prior to the taking  (subject to paragraph D below),  and prosecute the same with  reasonable diligence  to its  completion.  In the event  Landlord  and Tenant are unable to agree  as to the  amount  by  which  the  rent  and  additional  rent  shall  be diminished, the matter shall be determined by arbitration in New York City.

                                       26

     C. Nothing herein provided shall preclude Tenant from appearing,  claiming, proving and receiving in the condemnation proceeding,  Tenant's moving expenses, and the value of Tenant's fixtures, or Tenant's  alterations,  installations and improvements which do not become part of the building,  or property of Landlord;
or,  in the  case of  temporary  taking,  so long as rent  hereunder  is paid to
Landlord,  Tenant may make a claim for rental  value and  damages to the demised premises  (which are of a nature that Tenant is  obligated  hereunder  to repair same) or damages to Tenant's furniture and fixtures.

     D. In the event that only a part of the demised  premises shall be so taken and Tenant  shall not have elected to cancel this lease as above  provided,  the entire award for a partial  taking shall be paid to Landlord,  and Landlord,  at
Landlord's own expense, shall to the extent of the net proceeds (after deducting reasonable  expenses  including  attorneys' and  appraisers'  fees) of the award restore the unaffected part of the building to substantially  the same condition and tenantability as existed prior to the taking.

     E. Until said unaffected portion is restored, Tenant shall be entitled to a proportionate  abatement of rent for that portion of the premises which is being restored and is not usable until the completion of the  restoration or until the said portion of the premises is used by Tenant,  whichever  occurs sooner.  Said unaffected  portion shall be restored within a reasonable time but not more than six (6) months after the taking,  provided,  however,  if Landlord is delayed by strike,  lockout,  the elements,  or other causes beyond Landlord's control, the time for  completion  shall be extended  for a period  equivalent  to the delay.
Should Landlord fail to complete the restoration  within the said six (6) months or the time as  extended,  Tenant  may elect to cancel  this  lease and the term hereby  granted  provided such notice of election is given by Tenant to Landlord not later than  thirty (30) days after the end of said six (6) months of time or the time as extended.

15. REQUIREMENTS OF LAW

     A. Tenant at its expense shall comply with all laws, orders and regulations of  any  governmental  authority  having  or  asserting  jurisdiction  over  the premises,  which  shall  impose any  violation,  order or duty upon  Landlord or
Tenant with respect to the premises or the use or occupancy  thereof  including, without limitation,  compliance in the premises with New York City Local Law No.
5173,  and all City,  State and  Federal  laws,  rules  and  regulations  on the disabled  or  handicapped,  on  fire  safety  and on  hazardous  materials.  The foregoing  shall not  require  Tenant to do  structural  work but shall  require
Tenant to perform work,  including asbestos abatement and abatement of any other hazardous or toxic  material  that may become  necessary by reason of any Tenant installation, alteration, improvement or work.

     B. Tenant shall require every person  engaged by him to clean any window in the premises from the outside,  to use the equipment and safety devices required by  Section  202 of the Labor Law and the  rules of any  governmental  authority having or asserting jurisdiction.

     C. Tenant at its expense shall comply with all requirements of the New York
Board of Fire Underwriters, or any other similar body affecting the premises and shall not use the  premises in a manner  which shall  increase  the rate of fire insurance of Landlord or of any other tenant,  over that in effect prior to this lease. If Tenant's use of the premises increases the fire insurance rate, Tenant

                                       27

shall  reimburse  Landlord for all such increased  costs.  That the premises are being  used for the  purpose  set forth in  Article 1 hereof  shall not  relieve
Tenant from the foregoing duties, obligations and expenses.

     D. It is expressly  agreed that if in consequence of the use of the demises
premises  for  manufacturing   purposes  any  governmental   authority  requires
alterations  and  additions to such premises or the building of which they are a part, Landlord,  in addition to other remedies provided for in this lease, shall have the option of terminating  this lease on sixty (60) days' written notice to
Tenant.  Upon  expiration of said sixty (60) days,  the term of this lease shall terminate,  and Tenant shall  immediately  vacate the  premises.  In such event,
Landlord  shall  refund to Tenant the unearned pro rata portion of any rent paid in advance. Landlord reserves the privilege of complying with any order, rule or regulation as aforementioned in order to remove such violation,  if any. In such event,  Tenant waives any and all claims for damages  growing out of the work in the building or on the premises in connection  therewith.  In the event that the violation  can be removed by Tenant's  limiting  the number of  employees in the demised premises,  Tenant shall so limit the number of employees immediately and no claim for damages or any loss may be made against Landlord therefor.

16.  CERTIFICATE OF OCCUPANCY

     Tenant  will at no time use or occupy  the  premises  in  violation  of the certificate of occupancy issued for the building. The statement in this lease of the nature of the  business  to be  conducted  by Tenant  shall not be deemed to constitute a  representation  or guaranty by Landlord that such use is lawful or permissible in the premises under the certificate of occupancy for the building.

17.  POSSESSION

     If  Landlord  shall be unable to give  possession  of the  premises  on the commencement  date of the terra  because of the  retention of  possession of any occupant thereof alteration or construction work, or for any other reason except as hereinafter provided, Landlord shall not be subject to any liability for such failure. In such event, this lease shall stay in full force and effect,  without extension of its term. However,  the rent hereunder shall not commence until the premises are available for occupancy by Tenant. If delay in possession is due to work, changes or decorations being made by or for Tenant, or is otherwise caused by Tenant,  there shall be no rent  abatement and the rent shall commence on the date  specified in this lease.  If  permission  is given to Tenant to occupy the demised  premises  or  other  premises  prior  to  the  date  specified  as  the commencement  of the term,  such occupancy shall be deemed to be pursuant to the terms of this lease,  except that the parties shall  separately  agree as to the obligation  of Tenant to pay rent for such  occupancy.  The  provisions  of this
Article are intended to constitute an "express provision to the contrary" within the meaning of Section 223(a), New York Real Property Law.

18.  QUIET ENJOYMENT

     Landlord  covenants  that if  Tenant  pays  the rent  and  performs  all of
Tenant's other  obligations  under this lease,  Tenant may peaceably and quietly enjoy the demised  premises,  subject to the terms,  covenants and conditions of

                                       28

this lease and to the Master Lease and other Superior Interests.

19.  RIGHT OF ENTRY

     Tenant  shall permit  Landlord to erect and maintain  pipes and conduits in and through the  premises.  Landlord or its agents shall have the right to enter or pass through the premises at all times, by master key, by reasonable force or otherwise,  to examine the same,  to exhibit the space to  prospective  tenants, purchasers,  investors  and lenders,  and to make such  repairs,  installations, alterations  or  additions as to the building or the premises as may be required by law or as Landlord  may deem  necessary  or  desirable,  and to take into and store within and upon the premises  all' material that may be used in connection with any such repair,  installation,  alteration or addition  work.  Such entry, storage and work in connection with any such repair, installation, alteration or addition shall not constitute an eviction  (whether actual or  constructive)  of
Tenant in whole or in part or breach of the covenant of quiet  enjoyment,  shall not be grounds for any abatement of rent,  and shall not impose any liability on
Landlord to Tenant by reason of inconvenience or injury to Tenant's  business or to the demised premises.  Landlord shall have the right at any time, without the same constituting an actual or constructive  eviction, and without incurring any liability to Tenant,  to change the arrangement  and/or location of entrances or passageways,  windows,  corridors,  elevators,  stairs, toilets, or other public parts of the building, and to change the name or number by which the building is known.

20.  VAULT SPACE

     Anything   contained   in  any   plan   or   blueprint   to  the   contrary
notwithstanding,  no vault or other space not within the building  property line is  demised  hereunder.  Any use of such  space by Tenant  shall be deemed to be pursuant to a license,  revocable at will by Landlord, without diminution of the rent payable hereunder. If Tenant shall use such vault space, any fees, taxes or charges  made by any  governmental  authority  for such  space  shall be paid by
Tenant.

21.  INDEMNITY

     Tenant shall  defend,  indemnify and hold  harmless  Landlord,  its agents, officers, directors,  shareholders,  partners, principals, employees and tenants in common  (whether  disclosed or  undisclosed)  (hereinafter  collectively  the
"Landlord  Parties")  from and against any and all claims,  demands,  liability, losses,  damages,  costs and expenses (including  reasonable attorneys' fees and disbursements)  arising from or in connection with: (a) any breach or default by
Tenant in the full and prompt payment and  performance  of Tenant's  obligations hereunder, (b) the use or occupancy or manner of use or occupancy of the demised premises by Tenant or any person claiming under or through Tenant;  (c) any act, omission  or  negligence  of  Tenant  or  any of its  subtenants,  assignees  or licensees or its or their partners,  principals,  directors,  officers,  agents, invitees,  employees,  guests,  customers or contractors during the term hereof,
(d) any accident,  injury or damage  occurring in or about the demised  premises during the term hereof;  (e) the  performance by Tenant of any alteration in the demised premises including,  without limitation,  Tenant's failure to obtain any permit,  authorization  or license  or  failure  to pay in full any  contractor, subcontractor  or  materialmen  performing  work  on  such  alteration;  and (f)
mechanics lien filed,  claimed or asserted in connection  With any alteration or any other work, labor, services or materials done for or supplied to, or claimed

                                       29

to have  been  done for or  supplied  to,  or  claimed  to have been done for or supplied  to Tenant,  or any person  claiming  through or under  Tenant.  If any claim, action or proceeding is brought against any of the Landlord Parties for a matter  covered by this  indemnity,  Tenant,  upon notice  from the  indemnified person or entity,  shall defend such claim,  action or  proceeding  with counsel reasonably  satisfactory to Landlord and the indemnified  person or entity.  The provisions of this Article shall survive the expiration or sooner termination of this lease.

22.  LANDLORD'S LIABILITY

     A. If, by reason of (i) strike,  (ii) labor  troubles,  (iii)  governmental pre-emption in connection  with a national  emergency,  (iv) any rule,  order or regulation of any governmental  agency, (v) conditions of supply or demand, (vi)
conditions  affected  by, or  actions  taken by  Landlord  or others  reasonably intended to assure the health,  security or safety of the building or any person in response to, war,  any act of terrorism or violence  (even if not directed at the building or any occupant  thereof),  or other  national,  state or municipal emergency (whether or not officially  proclaimed by any governmental  authority)
or (vii) any other cause beyond  Landlord's  control,  Landlord does not fulfill any  obligation  under this Lease or shall be unable to supply any service which
Landlord is obligated to supply,  this lease and Tenant's obligation to pay rent hereunder shall in no wise be affected,  impaired or excused.  As Landlord shall learn  of the  happening  of any of the  foregoing  conditions,  Landlord  shall promptly  notify  Tenant of such  event and,  if  ascertainable,  its  estimated duration,  and will proceed  promptly and diligently with the fulfillment of its obligations as soon as reasonably possible.

     B. This lease and the  obligations of Tenant  hereunder  shall in no way be affected  because  Landlord  is unable to fulfill any of its  obligations  or to supply any service (e.g.,  heat,  electricity,  air conditioning (if Landlord is obligated hereunder to furnish the same), elevators, water), by reason of any of the  causes  set forth in  paragraph  A above.  Landlord  shall  have the right, without  incurring  any  liability  to Tenant,  to stop any  service  because of accident or emergency, or for repairs, alterations or improvements, necessary or desirable in the  judgment of Landlord to the building or the demised  premises, until such  repairs,  alterations  or  improvements  shall have been  completed.
Landlord shall not be liable to Tenant or anyone else, for any loss or damage to person, property or business, unless due to the negligence of Landlord nor shall
Landlord  be liable  for any  latent  defect in the  premises  or the  building.
Landlord or its agents  shall not be liable for any damage to property of Tenant or of others  entrusted  to  employees  of the  building  nor for the loss of or damage to any property of Tenant by theft or  otherwise.  Landlord or its agents shall not be liable for any injury or damage to  persons or  property  resulting
from  fire,   explosion,   falling  ceilings,   falling  plaster,   steam,  gas,
electricity, water, rain or snow or leaks from any part of said building or from the pipes,  appliances or plumbing works or from the roof,  street or subsurface or from any  other  place or by  dampness  or by any other  cause or  whatsoever nature,  including  but not limited to the making or repairs  and  improvements, unless caused by or due to the negligence of Landlord,  its agents,  servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other  tenants  or  persons  in said  building  or  caused by  operations  in construction of any private,  public or quasi public work; nor shall Landlord be liable for any latent defect in the demised premises or in the building.  Tenant shall give  immediate  notice to Landlord  in case of fire or  accidents i n the demised  premises or in the building or of defects therein or in any fixtures or equipment. TENANT AGREES TO LOOK SOLELY TO LANDLORD'S ESTATE AND INTEREST IN THE

                                       30

LAND AND BUILDING, OR THE LEASE OF THE BUILDING OR OF THE LAND AND BUILDING, AND
THE DEMISED PREMISES,  FOR THE SATISFACTION OF ANY RIGHT OR REMEDY OF TENANT FOR
THE SATISFACTION OF A JUDGMENT (OR OTHER JUDICIAL PROCESS) REQUIRING THE PAYMENT
OF MONEY BY LANDLORD,  IN THE EVENT OF ANY  LIABILITY BY LANDLORD,  AND NO OTHER
PROPERTY  OR ASSETS OF  LANDLORD  SHALL BE SUBJECT TO LEVY,  EXECUTION  OR OTHER
ENFORCEMENT  PROCEDURE FOR THE  SATISFACTION  OF TENANTS  REMEDIES UNDER OR WITH
RESPECT TO THIS LEASE,  THE  RELATIONSHIP OF LANDLORD AND TENANT  HEREUNDER,  OR
TENANTS USE AND  OCCUPANCY  OF THE DEMISED  PREMISES OR ANY OTHER  LIABILITY  OF
LANDLORD TO TENANT (EXCEPT FOR NEGLIGENCE, IN WHICH CASE TENANT MAY ALSO LOOK TO
THE  PROCEEDS  OF ANY  INSURANCE;  CARRIED BY  LANDLORD  AND NOT  PAYABLE  UNDER
INSURANCE TO BE MAINTAINED BY TENANT PURSUANT TO THE TERMS HEREOF).. IN NO EVENT
SHALL TENANT BE ENTITLED TO MAKE, NOR SHALL TENANT MAKE,  ANY CLAIM,  AND TENANT
HEREBY  WAIVES ANY CLAIM,  FOR MONEY  DAMAGES  (NOR SHALL TENANT CLAIM ANY MONEY
DAMAGES BY WAY OF  SET-OFF,  COUNTERCLAIM  OR  DEFENSE)  BASED UPON ANY CLAIM OR
ASSERTION BY TENANT THAI  LANDLORD  HAS  UNREASONABLY  WITHHELD OR  UNREASONABLY
DELAYED  ITS  CONSENT OR  APPROVAL TO A PROPOSED  ASSIGNMENT  OR  SUBLETTING  AS
PROVIDED FOR IN THIS LEASE TENANT'S SOLE REMEDY SHALL BE AN ACTION OR PROCEEDING
TO ENFORCE  ANY SUCH  PROVISION,  OR FOR  SPECIFIC  PERFORMANCE,  INJUNCTION  OR
DECLARATORY JUDGMENT.

23.  CONDITION OF PREMISES

     Tenant  expressly  acknowledges  that it has inspected the demised premises and is fully  familiar  with the physical  condition  thereof.  Tenant agrees to accept the demised premises in their "as is" condition. Tenant acknowledges that
Landlord (i) has made no representation respecting the physical condition of the demised  premises,  including  the existence or  non-existence  of any hazardous substances, any defects or other matters concerning their physical condition and
(ii) shall have no obligation  to do any work in and to the demised  premises in order to make them suitable and ready for  occupancy  and use by Tenant,  except such "building Work" as may specifically be set forth in Exhibit B (Work Letter)
annexed hereto and made part hereof.

24.  SERVICES

     A. landlord shall provide no services,  except as specifically set forth in this lease.

     B. Tenant  shall keep the demised  premises  clean and in good order to the satisfaction of Landlord and remove its own refuse and rubbish. Tenant agrees to employ any contractor  (including Landlord's personnel or a division of Landlord or  affiliates  of  Landlord),  as Landlord  may from time to time  designate to remove Tenant's refuse and rubbish from the building, for any waxing,  polishing and  other  maintenance  work  in the  demised  premises  and  of  the  Tenant's furniture,  fixtures and  equipment,  provided  that the prices  charged by said contractor  are comparable to the prices  charged by other  contractors  for the

                                       31

same  work.  Tenant  agrees  that it shall not  employ  any other  cleaning  and maintenance  contractor,  nor any  individual,  firm or  organization  for  such purpose without Landlord's prior written consent. If Landlord arid Tenant cannot agree on whether the prices being  charged by the  contractor  designated by the
Landlord are  comparable  to those  charged by other  contractors,  Landlord and
Tenant  shall  each  obtain  two bona fide  bids for such  work  from  reputable contractors,  and the  average  of the  four  bids  thus  obtained  shall be the standard of  comparison.  Landlord  shall not be obligated  to provide  cleaning services,  except Landlord shall clean the halls,  corridors and public portions of the building.

25.  JURY WAIVER, DAMAGES

     THE PARTIES  HERETO  HEREBY WAIVE TO THE FULLEST  EXTENT  PERMITTED BY LAW,
TRIAL BY JURY IN ANY ACTION,  PROCEEDING  OR  COUNTERCLAIM  BROUGHT BY EITHER OF
SUCH PARTIES AGAINST THE OTHER WITH RESPECT TO ANY MATTER WHATSOEVER ARISING OUT
OF OR IN ANY WAY CONNECTED  WITH THIS LEASE,  THE  RELATIONSHIP  OF LANDLORD AND
TENANT, TENANTS USE OR OCCUPANCY OF THE DEMISED PREMISES, OR FOR THE ENFORCEMENT
OF ANY REMEDY WHETHER PURSUANT TO STATUTE, IN CONTRACT OR TORT, AND IRRESPECTIVE
OF THE NATURE OR BASIS OF THE CLAIM  INCLUDING  BREACH OF AN  OBLIGATION TO MAKE
ANY PAYMENT,  FRAUD,  DECEIT,  MISREPRESENTATION OF FACT, FAILURE TO PERFORM ANY
ACT,  NEGLIGENCE,  MISCONDUCT  OF ANY  NATURE OR  VIOLATION  OF  STATUTE,  RULE,
REGULATION  OR  ORDINANCE.  IF  LANDLORD  COMMENCES  AGAINST  TENANT ANY SUMMARY
PROCEEDING OR OTHER ACTION TO RECOVER  POSSESSION OF THE DEMISED  PREMISES OR TO
RECOVER ANY RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE
OR DESCRIPTION IN ANY SUCH PROCEEDING OR ACTION. NO DAMAGES SHALL BE AWARDED AND
TENANT  HEREBY  WAIVES  ANY CLAIM FOR  DAMAGES  (WHETHER  ACTUAL,  COMPENSATORY,
CONSEQUENTIAL,  SPECIAL  OR  PUNITIVE)  IN ANY  ACTION  OR  PROCEEDING  (WHETHER
JUDICIAL OR AN  ARBITRATION)  RELATING TO  LANDLORD'S  WITHHOLDING,  DELAYING OR
CONDITIONING  ANY  CONSENT  OR  APPROVAL  OR  THE  REASONABLENESS  OF  ANY  SUCH
WITHHOLDING, DELAY OR CONDITION.

26.  NO WAIVER, ETC.

     No act or omission of Landlord or its agents shall  constitute an actual or constructive  partial  or total  eviction  or give  rise to a right of Tenant to terminate  this Lease or receive an abatement of any portion of its rent,  or to be relieved of any other obligation  hereunder or to be compensated for any loss or injury  suffered by it, except as otherwise  explicitly set forth herein.  In the event that any  payment  herein  provided  for by Tenant to  Landlord  shall become  overdue  for a period  in excess of ten (10)  days,  then at  Landlord's option a "late charge"  shall become due and payable to Landlord,  as additional rent, from the date it was due until payment is made at the following rates: for individual and  partnership  Tenants,  said late charge shall be computed at the maximum legal rate of interest, for corporate or governmental entity Tenants the late charge  shall be computed at two (2%)  percent per month unless there is an applicable  maximum  legal rate of interest  which then shall be used. No act or

                                       32

omission of Landlord or its agents shall constitute acceptance of a surrender of the  premises,  except a writing  signed by  Landlord.  The  delivery of keys to
Landlord or its agents  shall not  constitute a  termination  of this lease or a surrender of the  premises.  Acceptance by Landlord of less than the rent herein provided  ,hall at  Landlord's  option be deemed on  account  of  earliest  rent remaining  unpaid.  No endorsement on any check,  or letter  accompanying  rent, shall be deemed an accord and satisfaction, and such check may be cashed without prejudice  to  Landlord.  No  waiver of any  provision  of this  lease  shall be effective,  unless  such  waiver be in writing  signed by  Landlord.  This lease contains the entire agreement between the parties,  and no modification  thereof shall be binding  unless in writing  and signed by the party  concerned.  Tenant shall  comply  with the rules and  regulations  set forth on Schedule A attached hereto  and made a part  hereof,  and any  reasonable  modifications  thereof or additions  thereto.  Landlord shall not be liable to Tenant for the violation of such rules and  regulations  by any other tenant  Failure of Landlord to enforce any provision of this lease,  or any rule or regulation,  shall not be construed as the waiver of any subsequent  violation of a provision of this lease,  or any rule or  regulation.  This lease shall not be affected by nor shall  Landlord in any way be liable for the  closing,  darkening  or bricking up of windows in the premises,  for any  reason,  including  as the  result  of  construction  on any property of which the premises are not a part or by Landlord's own acts.

27.  OCCUPANCY AND USE BY TENANT

     A.  Tenant  acknowledges  that  its  continued  occupancy  of  the  demised premises,  and the  regular  conduct  of its  business  therein,  are of  utmost importance  to the Landlord in the renewal of other leases in the  building,  in the renting of vacant space in the building,  in the  providing of  electricity, air conditioning,  steam and other services to the tenants in the building,  and in the  maintenance of the character and quality of the tenants in the building.
Tenant  therefore  covenants  and agrees that it will occupy the entire  demised premises, and will conduct its business therein in the regular and usual manner, throughout  the  term  of this  lease.  Tenant  acknowledges  that  Landlord  is executing this lease in reliance upon these covenants,  and that these covenants are a material  element of  consideration  inducing the Landlord to execute this lease. Tenant further agrees that if it vacates the demised premises or fails to so conduct  its  business  therein,  at any time  during the term of this lease, without the prior written consent of the Landlord,  then all rent and additional rent reserved in this lease from the date of such breach to the expiration  date of this lease ,hall become immediately due and payable to Landlord.

     B. The parties  recognize  and agree that the damage to Landlord  resulting from any breach of the  covenants  in  subdivision  (A) hereof will be extremely substantial,  will be far greater  than the rent  payable for the balance of the term of this lease,  and will be impossible of accurate  measurement The parties therefore  agree that in the event of a breach or threatened  breach of the said covenants, in addition to all of Landlord's other rights and remedies, at law or in equity or otherwise,  Landlord shall have the right of injunction to preserve
Tenant's  occupancy  and use.  The words  "become  vacant or  deserted"  as used elsewhere in this lease shall  include  Tenant's  failure to occupy or use as by this Article required

     C. If Tenant breaches either of the covenants in subdivision (A) above, and this lease shall be  terminated  because of such  default,  then, in addition to
Landlord's right of reentry,  restoration,  preparation for and,  rerental,  and anything elsewhere in this lease to the contrary notwithstanding, Landlord shall

                                       33

retain its right to judgment on and collection of Tenant's aforesaid  obligation to make a  single  payment  to  Landlord  of a sum to the  total of all rent and additional  rent  reserved for the remainder of the original term of this lease, subject to future credit or repayment to Tenant in the event of any rerenting of the premises by Landlord, after first from rerental income all expenses incurred by Landlord in reducing to judgment or  otherwise  collecting  Tenant  aforesaid obligation,  and  in  obtaining  possession  of  restoring,  preparing  for  and re-letting  the  premises.  In no event shall  Tenant be entitled to a credit or repayment for rerental income which exceeds the sums payable by Tenant hereunder or which covers a period after the original term of this lease.

     D. Tenant shall not obstruct or permit the obstruction of the light, halls, areas, roof, stairway or entrances to the building, and will not affix, erect or inscribe any signs, projections,  awnings, signals or advertisements of any kind to any part of the  premises  including  the inside or outside of the windows or doors  thereof and will not paint the outside of the doors thereof or the inside or outside of the  windows  thereof  unless  and until the style,  size,  color, construction  and location  thereof  have been  approved in writing by Landlord.
Landlord  shall  have the right to  withdraw  such  approval  at any time and to require  Tenant to remove  any such  signs,  projections,  awnings,  signals  or advertisements. Landlord also reserves to itself the sole right to designate the person, firm or corporation which shall do the work of lettering and erecting of any and all signs to be affixed to the  premises or the  building.  In the event that said work is done by Tenant through any person, firm or corporation,  other than that  designated by Landlord,  Landlord is hereby given the right to remove said signs  without  being liable to Tenant by reason  thereof and to charge the cost of so doing to Tenant as  additional  rent  payable on the first day of the next  following  month,  or at  Landlord's  option,  on  the  first  day  of any subsequent month.

28.  NOTICES

     A. In order to be  effective,  any notice,  demand,  consent or approval (a
"Notice")  hereunder shall be in writing (except as otherwise  expressly  stated
herein)  and signed by the party  giving  such  Notice.  The  attorneys  for the parties  are  authorized  to give any Notice  which may be given by the  parties themselves hereunder. Any Notice in writing, except as otherwise provided in the preceding  sentence,  shall  be  personally  delivered,  sent  by .a  nationally recognized  courier  service or mailed by registered or certified  mail,  return receipt requested, addressed as follows:

            If to Landlord:

                              c/o Helmsley-Spear, Inc.
                              60 East 42nd Street
                              New York, New York  10165
                              Attention:  Mr. Irving Schneider

                                       34

            with a copy sent simultaneously and in like manner to:

                              Phillips Nizer LLP
                              666 Fifth Avenue
                              New York, New York  10103-0084
                              Attention:  Lawrence B. Simon, Esq.

            If to Tenant, at:

                              Attention:

Notices in writing  shall be deemed  given  three  days  after  mailing  same by certified mail, return receipt requested, the next business day if the Notice is sent by overnight  courier or the same day if the Notice is sent by hand so that it is received during normal business hours.  Each party shall have the right to change its address for Notices, by giving Notice in the manner set forth herein, provided,  however,  Notice of a change in  address  shall not be deemed  Mi-red until actually received.

29.  WATER

     Tenant shall pay the amount of Landlord's cost for all water used by Tenant for any purpose other than  ordinary  lavatory  uses,  and any sewer rent or tax based  thereon.  Landlord  may install a water meter to measure  Tenant's  water consumption for all purposes and Tenant agrees to pay for the  installation  and maintenance  thereof and for water consumed as shown on said meter.  If water is made available to Tenant in the building or the demised premises through a meter which also supplies other premises, or without a meter, then Tenant shall pay to
Landlord $NONE per month for water.

30.  SPRINKLER SYSTEM

     If there  shall be a  "sprinkler  system" in the demised  premises  for any period  during  this lease,  Tenant  shall pay $ NONE per month,  for  sprinkler supervisory  service. If such sprinkler system is damaged by any act or omission of Tenant or its agents, employees,  licensees or visitors, Tenant shall restore the system to good working  condition at its own expense.  If the New York Board of Fire  Underwriters,  the New York  Fire  Insurance  Exchange,  the  Insurance
Services Office or any governmental  authority  requires the installation or any alteration to a sprinkler  system by reason of Tenant's  occupancy or use of the premises,  including any alteration necessary to obtain the full allowance for a sprinkler  system  in the fire  insurance  rate of  Landlord,  or for any  other reason,  Tenant shall made such installation or alteration promptly,  and at its own expense.

                                       35

31.  HEAT, ELEVATOR, ETC.

     A. Landlord shall provide  elevator service during all usual business hours
(8 A.M. to 6 P.M.),  including  Saturdays  from 8 A.M.  until 1 P.M.,  except on
Sundays,  State holidays,  Federal holidays, or building Service Employees Union
Contract  holidays.  Landlord shall furnish heat to the premises during the same hours on the same days in the cold season in each year.  Landlord,  its cleaning contractor  and their  employees  shall have  after-hours  access to the demised premises and the use of Tenant's light,  power and water in the demised premises as may be reasonably  required for the purpose of cleaning the demised premises.
Landlord may remove Tenant's  extraordinary  refuse from the building and Tenant shall pay the cost  thereof.  If the  elevators  in the  building  are  manually operated,  Landlord may convert to automatic  elevators at any time,  without in any way affecting Tenant's obligations hereunder.

     B. In no event shall Landlord be required to furnish heat, air-conditioning or ventilation  during hours other than those as set forth in paragraph A above;
provided,  however, that Landlord shall provide after-hours  air-conditioning or after-hours  heating at Landlord's then existing  schedule of rates for overtime air-conditioning  and after-hours heating for tenants in the building,  provided
that  Tenant  shall  give  notice  to  Landlord,   requesting  such  after-hours
air-conditioning  or  heating,  prior to 3:00  p.m.  in the case of after  hours service on weekdays and prior to 1:00 p.m. on Fridays in the case of after-hours service on weekends

32.  SECURITY DEPOSIT

     A. Tenant has  deposited  with Landlord the sum of NONE as security for the performance  by Tenant of the terms of this lease.  Landlord may use any part of the security to satisfy any default of Tenant and any expenses arising from such default,  including but not limited to any damages or rent deficiency  before or after reentry by Landlord.  Tenant shall, upon demand, deposit with Landlord the full amount so used, in order that Landlord shall have the full security deposit on hand at all times during the term of this lease. If Tenant shall comply fully with the terms of this lease, the security shall be returned to Tenant after the date  fixed  as the end of this  lease.  In the  event of a sale or lease of the building  containing  the  premises,  Landlord  may transfer the security to the purchaser or tenant, and Landlord shall thereupon be released from all liability for the return of the security.  This provision shall apply to every transfer or assignment of the security to a new Landlord. Tenant shall no le power to assign or encumber the security herein described.

     B. In lieu of the cash security  deposit referred to in paragraph A hereof, upon the approval of Landlord,  upon the  execution of this lease,  Tenant shall deposit with Landlord as security for the faithful performance and observance by
Tenant of the terms,  provisions and conditions of this lease an  unconditional, irrevocable letter of credit issued or confirmed by a banking organization which is a member of the New York Clearinghouse Association (or any successor thereto)
in the  amount of such  cash  security  deposit,  which  letter of credit  shall provide that (i) it may be presented at a branch  located in New York County for payment,  (ii) it shall be automatically renewed for successive periods the last of which shall expire not less than 30 days following the last date on which the term  hereof  may,  under  any  condition,  expire,  (iii) it  shall  be  freely transferable  upon any assignment of this lease by Landlord and any transfer fee shall be charged to the account of the account  party,  (iv) it shall be payable

                                       36

upon sight draft only,  and (v) it shall be payable in full or in part from time to time.

     C. If the  security  deposit is in the form of cash,  Landlord  may, in its sole discretion,  hold such security in an interest-bearing  savings account, in which case Tenant shall be entitled to the  interest  earned  thereon  annually, less the maximum  administrative  fee allowed by law to which  Landlord shall be entitled

     D. If the security  deposit is in the form of the letter of credit,  Tenant shall pay to Landlord, on demand and as additional rent hereunder,  all fees and charges paid by Landlord to the bank issuing the letter of credit or any portion thereof in  connection  with the  transfer  of same to any  future  owner of the building. In the event of a default by Tenant of any of the terms, provisions or conditions  of this lease,  Landlord  shall be permitted to draw down the entire amount of the letter of credit or any portion thereof and apply the proceeds (or a portion  thereof in accordance  with the terms and provisions  hereinafter set forth). Landlord shall also have the right to draw down the entire amount of the letter of credit in the event that  Landlord  receives  notice  that the date of expiry of the letter of credit will not be extended by the issuing bank.

     E. It is agreed that in the event Tenant  defaults in respect of any of the terms, provisions and conditions of this lease,  including,  but not limited to, the payment of fixed annual rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any fixed annual rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants  and  conditions  of this  lease,  including,  but not limited to, any damages or  deficiency in the  reletting of the demised  premises,  whether such damages or  deficiency  accrued  before or after  summary  proceedings  or other reentry by Landlord.  In the event that Tenant shall fully and faithfully comply with all of the terms,  provisions,  covenants and conditions of this lease, the security  deposit  (whether  at that time in the form of the letter of credit or cash) shall be  returned to Tenant  after the date fixed as the end of the Lease and after delivery of entire  possession of the demised  premises to Landlord in the  condition  required  hereunder.  In the  event  of a sale of the  land  and building or leasing of the building,  Landlord  shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by
Tenant from all liability for the return of such security,  and Tenant agrees to look solely to the new owner for the return of said  security,  and it is agreed that the provisions  hereof shall apply to every transfer or assignment  made of the security to a new owner.  Tenant further  covenants that it shall not assign or encumber or attempt to assign or encumber  the monies or the letter to credit deposited  herein as security and that neither  Landlord nor its  successors  or assigns shall be bound be any such assignment, encumbrance, attempted assignment or attempted  encumbrance.  In the event Landlord applies or retains any portion or all of the security deposited (in cash or by letter of credit),  Tenant ,hall forthwith  restore  the amount so applied or  retained  so that at all times the amount  deposited shall be the amount  hereinabove set forth then required to be maintained as the security deposit, exclusive of accrued interest.

                                       37

33.  RENT CONTROL

     In the event the fixed annual rent or  additional  rent or any part thereof provided  to be paid by Tenant  under the  provisions  of this lease  during the demised  term shall become  uncollectible  or shall be reduced or required to be reduced or refunded by virtue of any Federal,  State,  County or City law, order or regulation,  or by any direction of a Public officer or body pursuant to law, or the orders,  rules, codes or regulations of any organization or entity formed
Pursuant to law, whether such organization or entity be public or private,  then
Landlord,  at its option, may at anytime thereafter terminate this lease, by not less than thirty  (30) days'  written  notice to Tenant,  on a date set forth in said notice,  in which event this lease and the term hereof shall  terminate and come to an end on the date  fixed in said  notice  as if the said  date were the date  originally  fixed herein for the  termination of the demised term Landlord shall not have the right so to terminate this lease if Tenant within such period of thirty  (30) days shall in writing  lawfully  agree that the  rentals  herein reserved are a reasonable rental and agree to continue to pay said rentals,  and if such agreement by Tenant shall then be legally enforceable by Landlord.

34.  SHORING

     Tenant shall permit any person  authorized  to make an  excavation  on land adjacent  to the  building  containing  the  premises  to do any work within the premises  necessary to preserve the wall of the building  from injury or damage, and Tenant shall have no claim against Landlord for damages or abatement of rent by reason thereof.

35.  EFFECT OF CONVEYANCE, ETC.

     If the building  containing  the  premises  shall be sold,  transferred  or leased, or the ease thereof  transferred or sold,  Landlord shall be relieved of all future obligations and liabilities  hereunder and the purchaser,  transferee or tenant of the building  shall be deemed to have assumed and agreed to perform all such obligations and liabilities of Landlord hereunder. In the event of such sale,  transfer  or lease,  Landlord  shall  also be  relieved  of all  existing obligations and liabilities hereunder,  provided that the purchaser,  transferee or tenant of the building assumes in writing such obligations and liabilities.

36.  RIGHTS OF SUCCESSORS AND ASSIGNS

     This  lease  shall bind and inure to the  benefit of the heirs,  executors, administrators,  successors,  and,  except as  otherwise  provided  herein,  the assigns of the parties hereto.  If any provision of any Article of this lease or the application thereof to any person or circumstances  shall, to any extent, be invalid or unenforceable,  the remainder of that Article, `or the application of such  provision to persons or  circumstances  other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of said  Article and of this lease shall be valid and be enforced to the fullest extent permitted by law..

37.  CAPTIONS

     The captions herein are inserted only for convenience, and are in no way to be  construed  as a part of this  lease or as a  limitation  of the scope of any provision of this lease.

                                       38

38.  LEASE SUBMISSION

     Landlord  and Tenant  agree that this lease is  submitted  to Tenant on the understanding  that it shall  not be  considered  an offer  and  shall  not bind
Landlord in any way unless and until (i) Tenant has duly  executed and delivered duplicate  originals  thereof to Landlord  and (ii)  Landlord  has  executed and delivered one of said originals to Tenant

39.  ELEVATORS AND LOADING

     A. There shall be no major  loading or unloading  in the  building  between
8:00  a.m.  and  5:30  p.m.  or on  any  Saturday,  Sunday  or  holiday.  Tenant acknowledges  it has been  advised  that the  freight  elevators  servicing  the building can be used from 8:00 a.m. to 5:30 p.m. on business  days and 8:00 a.m.
to 1:00 p.m. on Saturdays,  only for less than truckload  deliveries  which will not unreasonably  interfere with use of the freight elevator by or of' behalf of
Landlord and the other tenants of the building.

     B.  It  is  the   intention  of  Landlord  to  maintain  in  the  building,
operatorless automatic control elevators.  However, Landlord may, at its option, maintain in the building  either  manually  operated  elevators or  operatorless automatic  control  elevators or part one and part the other, and Landlord shall have the right from time to time said term, to change, in whole or in part, from one to the other  without  notice to Tenant and without in any  constituting  an eviction of Tenant or affecting the obligations of Tenant hereunder or incurring any liability to Tenant hereunder.

40.  BROKERAGE

     Tenant  represents  and warrants that it neither  consulted nor  negotiated with any  broker or  finder  with  regard to the  demised  premises  other  than
Helmsley-Spear,  Inc.  and NONE.  Tenant  agrees to  indemnify,  defend and save
Landlord  harmless  from and  against  any claims for fees or  commissions  from anyone  other than  Helmsley-Spear,  Inc. and NONE with whom Tenant has dealt in connection with the demised  premises or this lease.  Landlord agrees to pay any commission or fee owing to the aforesaid Helmsley-Spear,  Inc. and NONE pursuant to separate  agreements with them. Nothing in this Article 40 shall be construed to be a third party beneficiary contract.

41.  ARBITRATION

     In each case specified in this lease in which resort to  arbitration  shall be required,  such arbitration (unless otherwise  specifically provided in other
Sections of this Lease) shall be in Manhattan in accordance  with the Commercial
Arbitration Rules of the American Arbitration  Association and the provisions of this lease,  and  judgment  upon the award  rendered by the  arbitrators  may be entered in any court having jurisdiction thereof.

42.  INSURANCE

     The following  requirements  (collectively,  the "Insurance  Requirements")
shall be complied with by Tenant at all times during the term hereof

                                       39

     A. At all times during the term hereof,  Tenant shall maintain, at Tenant's expense, the following insurance coverage:

     (i) all risk property insurance, including theft and, if applicable, boiler and machinery coverage,  written at replacement cost value in an adequate amount to avoid coinsurance and a replacement cost endorsement  insuring Tenant's trade fixtures,  furnishings,  equipment and all items of personal  property of Tenant and  including  property of Tenant's  customers or clients,  as the case may be, located in the demised premises;

     (ii) broad form commercial  general  liability  insurance  written on a per occurrence  basis with a per  occurrence  limit of not less than  $3,000,000 and with other limits reasonably satisfactory to Landlord;

     (iii)  business  interruption  insurance  covering  risk of loss due to the occurrence  of any of the hazards  covered by the  insurance to be maintained by
Tenant  described in paragraph  A(i) with  coverage in a face amount of not less
than  the  aggregate   amount,   for  a  period  of  12  months   following  the
insured-against  peril,  of 100% of all fixed annual rent and additional rent to be paid by Tenant under this Lease;

     (iv) worker's  compensation  insurance and employer's liability coverage in statutory  limits,  and New York State disability  insurance as required by law, covering all employees; and

     (v) such other coverage as Landlord may reasonably  require with respect to the demised  remises,  its use and  occupancy  and the conduct or  operation  of business therein.

     Landlord may, from time to time,  but not more  frequently  than once every year, adjust the minimum limits set forth above.

     B. All insurance  policies to be maintained as set forth above (i) shall be issued by companies of  recognized  responsibility,  licensed and admitted to do business  in  the  State  of  New  York,  reasonably  acceptable  to  word,  and
maintaining    a   rating   of   A-/3H1   or   better   in   Best's    Insurance
Reports-Property-Casualty  (or  an  equivalent  rating  in any  successor  index adopted by Best's or its  successor),  (ii) shall  provide  that they may not be canceled or modified unless Landlord and all additional insureds and loss payees thereunder  are given at east  thirty  (30) days  prior  written  notice of such
cancellation  or  modification,   (iii)  shall  name,  as  additional  insureds,
Landlord,  the  managing  agent of the  building  and any other person or entity whose name and  address  shall have been  furnished  to Tenant and (iv) shall be primary and  non-contributory  in all respects.  All policies providing fire and extended coverage Property  insurance  coverage pursuant to paragraph A(i) shall name Landlord as loss payee with respect to improvements  and  alterations,  and shall name Tenant as loss payee with respect to Tenant's property.

     C.  Prior to the  Commencement  Date,  Tenant  shall  deliver  to  Landlord certificates  of insurance  for the insurance  coverage  required by paragraph A and, if required by Landlord,  copies of the policies therefor,  in each case in form and providing for deductibles reasonably  satisfactory to Landlord.  Tenant shall  procure and pay for renewals of such  insurance  from time to time before the expiration  thereof;  and Tenant shall deliver to Landlord  certificates  of renewal at least thirty (30) days before the expiration of any existing  policy.
If Tenant fails to procure or maintain any insurance  required by this Lease and to pay all  premiums  and  charges  therefor,  Landlord  may (but  shall  not be

                                       40

obligated to) pay the same, and Tenant shall reimburse  Landlord,  within twenty
(20) days after  demand,  for all such sums paid by  Landlord.  Any such payment shall  not cure or  waive  any  default  by  Tenant  in the  performance  of its obligations  hereunder,  nor shall the foregoing  right of Landlord to make such payment  in any way limit,  reduce,  diminish  or impair the rights of  Landlord under the terms of this Lease or at law or in equity  arising as a result of any such default.

     D. Tenant shall not carry separate or additional  insurance,  concurrent in form or  contributing  in the  event of any loss or  damage  with any  insurance required to be obtained by Tenant under this Lease  unless the parties  required by  paragraph  B above  to be  named  as  additional  insured's  or loss  payees thereunder are so named.  Tenant may carry any insurance coverage required of it hereunder  pursuant to blanket  policies of  insurance  so long as the  coverage afforded Landlord and the other additional  insured's or loss payees thereunder, as the case may be, shall not be less than the  coverage  that would be provided by direct policies.

     Tenant agrees to include,  if obtainable at no additional cost, in its fire insurance policy or policies on its furniture,  furnishings,  fixtures and other property  removable by Tenant under the  provisions of its lease of space in the building  appropriate  clauses  pursuant  to  which  the  insurance  company  or companies (i) waive the right of subrogation  against Landlord and/or any tenant of space in the  building  with respect to losses  payable  under such policy or policies and/or (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies.  But should any additional  premium be exacted for any such clause or clauses,  Tenant  shall be released from the obligation hereby imposed unless Landlord or the other tenants shall agree to pay such additional premium.

43.  CHANGE OF LOCATION

     A. Tenant  covenants and agrees that  Landlord  shall have the absolute and unqualified  right,  upon notice to Tenant, to designate as the demised premises that part of any other floor in the building that  approximately  corresponds to the premises demised  hereunder,  provided,  however,  (a) Landlord may exercise this right only once during the term of this lease, (b) such  substituted  space
(hereinafter  called  "Substituted  Space")  shall  be  the  equivalent  in  the appearance of the demised  premises upon completion of Landlord's  work, if any, to make the Substitute Space ready for Tenant's occupancy and (c) Landlord shall move Tenant to the  Substituted  Space at  Landlord's  cost.  Such notice  shall specify and  designate  the  Substituted  Space so  substituted  for the demised premises.  Notwithstanding  such  substitution of space,  this lease and all the terms, provisions, covenants and conditions contained in this lease shall remain and continue in full force and effect, except that the demised premises shall be and be deemed to be such substituted space, with the same force and effect as if the Substituted  Space were  originally  specified in this lease as the premises demised hereunder.

     B. In the event of the  substitution  of space as provided  in  paragraph A above,  Tenant,  upon six (6) months' prior written  notice given by Landlord to
Tenant,  shall move to the  Substituted  Space at Landlord's  expense,  and upon failure of Tenant to so move the  Substituted  Space,  Landlord may, as Tenant's agent, remove Tenant from the demised premises to the Substituted Space. Failure

                                       41

of Tenant to move to the  Substituted  Space  pursuant to this Article  shall be deemed a substantial breach of this lease.

     C. Following such  substitution of space (pursuant to this Article) if any,
Landlord and Tenant shall,  promptly at the request of either party, execute and deliver an agreement in recordable form setting forth  substitution of space and the effective date thereof.

44.  LATE CHARGES

     If Tenant  shall  fail to pay all or any part of any  installment  of fixed annual rent or additional  rent for more than ten (10) days after the same shall have become due and payable,  Tenant shall pay, upon demand,  an additional rent hereunder  to Landlord a late charge of four ($.04) cents for each dollar of the amount of such fixed  annual rent or  additional  rent which shall not have been paid to  Landlord  within  such ten (10) days after  becoming  due and  payable.
Tenant acknowledges that the payment of rent after the date when first due shall result  in loss  and  injury  to  Landlord  the  exact  amount  of  which is not susceptible  of reasonable  calculation  and that the  aforesaid  amount of late charge  represents  a  reasonable  estimate of such losses and injury  under the circumstances,  especially  after taking into  account the grace  period  hereby afforded Tenant before such late charge is to be imposed The late charge payable pursuant  to this  Article 44 shall be without  prejudice  to any of  Landlord's rights and remedies  hereunder at law and equity for non-payment or late payment of rent or other sums and in addition to any such rights and remedies, including the right to institute  and  prosecute a proceeding  under Article 7 of the Real
Property  Actions and Proceedings Law. No failure by Landlord to insist upon the strict  performance  by Tenant of  Tenant's  obligation  to pay late  charges as provided in this Article  shall  constitute a waiver by Landlord of its right to enforce the provisions of this Article in any instance thereafter occurring. The provisions of this Article shall not be construed in any way to extend the grace periods or notice periods provided for elsewhere in this lease.

45.  ENVIRONMENTAL COMPLIANCE

     A. (i) Tenant shall comply with all federal,  state and local environmental protection and regulatory laws applicable to the demised premises.

     (ii) Tenant shall not use, generate,  manufacture,  store or dispose of any hazardous  substance on, under or about the demised premises or the building nor transport any hazardous  substance thereto.  Tenant shall immediately advise the
Landlord, in writing of any and all enforcement,  clean-up, remediation, removal or other governmental or regulatory actions instituted,  completed or threatened pursuant to any applicable  laws relating to any hazardous  substances;  and all claims,  made or threatened by any person  (including a governmental  authority)
against the demised premises, Tenant or Landlord relating to any damage, injury, costs,  remedial action or cost recovery  compensation  arising out of or due to the existence of any hazardous substance in or about the demised premises or the building.

     B. Tenant shall  defend,  indemnify  and hold  Landlord  harmless  from and
against  all  actions  causes  of  action,  claims,   lawsuits,   administrative
proceedings,  hearings,  judgments,  awards, fines, penalties,  costs (including legal,  engineers',  experts',  investigatory  and  consulting  fees),  damages, remediation  activities and clean-up  costs,  liens,  and all other  liabilities incurred by Landlord  whenever  incurred,  arising  out of any  Tenant's  act or

                                       42

failure to act resulting in (i) the existence or presence (or alleged  existence or presence) on or about the building of any hazardous  substance or the release of any hazardous  substance into the  environment;  (ii) any personal  injury or property damage resulting from any hazardous substance in or about the building;
(iii) the violation of any federal, state or municipal environmental  protection or regulatory  law, or (iv) the  commencement  or prosecution of any judicial or administrative  procedure arising out of any claims under any federal,  state or municipal  environmental  protection  or  regulatory  law or common law cause of action in which Landlord is named a party or in which it may  intervene.  Tenant shall  remove  all  hazardous  substances  from the  demised  premises  upon the expiration or earlier  termination  of the term hereof and such removal shall be performed in accordance  with all  applicable  laws.  The  obligations of Tenant under this  paragraph B shall survive the  expiration or earlier  termination of the term hereof.

     C. "Hazardous  substance"  means any hazardous  substance as defined in the
Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42
U.S.C.  ss.ss.  9601  et  seq.,  as  amended  by the  Superfund  Amendments  and
Reauthorization  Act of  1986;  hazardous  waste  as  defined  in  the  Resource
Conservation and Recovery Act of 1976, 42 U.S.C.  ss.ss. 6901 et seq., as any of
the foregoing may be amended or superseded; oil; petroleum product,  derivative, compound or mixture; mineral, including asbestos;  chemical; gas; medical waste;
polychlorinated   biphenyls  (pcb's);   methane;  radon;  radioactive  material;
volatile hydrocarbons;  or other material, whether naturally occurring, man-made or the  by-product  of any  process,  which is toxic,  harmful or  hazardous  or acutely  hazardous to the  environment or public health or safety;  or any other substance the existence of which on or at any property  would be the basis for a claim for damages,  clean-up costs or remediation  costs,  fine, penalty or lien under any federal, state or municipal environmental protection or regulatory law or applicable common law.

46.  LEASE FULLY NEGOTIATED

     In  construing  this  lease,  it shall be  deemed  to be a  document  fully negotiated and drafted  jointly by counsel to Landlord and counsel to Tenant and the  authorship of any term or provision  hereof shall not be deemed  germane to its meaning.  The  existence or  non-existence  in any prior draft hereof of any term or provision  whether  included  herein or not shall not be relevant to the establishment  of the intent of the parties hereto or the meaning of any term or provision hereof and may not be used as evidence to establish any such intent or meaning.

47.  SMOKING RESTRICTIONS

     Landlord  reserves  and  shall  have  the  right  to  restrict  to  certain designated  areas  within the  premises  or to  prohibit  altogether  smoking of cigarettes,  cigars,  other tobacco products or any other substances and the use of pipes and other paraphernalia for such purposes.  Without limiting Landlord's rights under the preceding  sentence,  Tenant shall enforce  within the premises the provisions of Local Law 5 of 1995.

48.  ADDITIONAL DEFINITIONS

     The term "real estate taxes" shall, in addition to the items referred to in
Article 2,  include  assessments,  impositions  and levies  imposed by  business special tax districts.  "Business days" shall mean all days,  except  Saturdays,

                                       43

Sundays, and all days celebrated as holidays under union contracts applicable to the building.  The words "herein," "hereof,"  "hereto,"  "hereunder" and similar words shall be interpreted as being  references to this lease as a whole and not merely the clause, paragraph, Section or Article in which such word appears. The term "demised premises" is used  interchangeably  with the term "premises".  The words  "shall"  and  "will"  are  interchangeable,  each  imposing  a  mandatory obligation  upon the party to whom such verb  applies.  The words  `include" and
"including"  shall be interpreted to mean "including,  without  limitation." The word  "control"  and the  variations  thereof  used in this lease shall have the meanings ascribed to them under the Securities Act of 1933, as amended,  and the regulations  promulgated under it. Wherever appropriate in this lease,  personal pronouns shall be deemed to include the other genders and the singular or plural of any defined term or other word than, as the context may require, be deemed to include,  as the case may be, either the singular or the plural. All Article and paragraph and subsection  references set forth herein shall,  unless the context
otherwise   specifically   requires,  be  deemed  references  to  the  Articles,
paragraphs and subsections of this lease.  Wherever herein Tenant is required to comply with laws, orders and regulations of any governmental authority having or asserting  jurisdiction  over  the  demised  premises,  such  laws,  orders  and regulations shall include, as and where applicable to the demised premises:  the
Americans with  Disabilities Act of 1990, Local Law 5/1973,  Local laws 16/1984, and 16/1987, Local Law 58/1987, Local Law 76/1985 and Local Law 80/1985, as each may be amended and any successor statutes of like or similar import.  References to Landlord  as having no  liability  to Tenant or being  without  liability  to
Tenant shall mean that,  except as otherwise  provided in this lease,  Tenant is not  entitled  to  terminate  this  lease,  or to claim  actual or  constructive eviction,  partial or total,  or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be  compensated  for loss or injury  suffered  or to  enforce  any other kind of liability  whatsoever  against  Landlord  under or with respect to this lease or with respect to tenant's use or occupancy of the demised premises.

     49. It is understood  and agreed that the lease is submitted to Tenant with the  understanding  that is shall not be  considered an offer and shall not bind
Landlord or tenant in any ay until (i) Tenant has duly  executed  and  delivered duplicated originals to Landlord (ii) Landlord has executed and delivered one of said originals to Tenants.

                                       44

     IN WITNESS WHEREOF,  Landlord and Tenant have executed this lease as of the day and year first above written.

                                       1350 BROADWAY ASSOCIATES

                                       HELMSLEY-SPEAR, INC., AGENTS

                                       LANDLORD:

                                       BY:
                                          --------------------------------------
                                                Chief Operating Officer

                                       TENANT:  EVERLAST WORLDWIDE, INC.

                                       BY:
                                          --------------------------------------

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